                             The Govett Funds, Inc.

                                 Annual Report
                               December 31, 1996


                          [LOGO OF GOVETT INVESTMENT]

TABLE OF CONTENTS                                                           PAGE
Letter to the Shareholders.................................................   1
Portfolio Management Review................................................   3
Financial Statements.......................................................  17

 LETTER TO SHAREHOLDERS

February 21, 1997

Dear Shareholder:

Overall, 1996 was a year of continued growth in many emerging economies, and of volatility in the U.S. markets, especially for smaller companies and the technology sector./1/

In the UNITED STATES, unemployment held steady in November and December at 5.3%, while 262,000 jobs were created outside the farm sector in December, up from 127,000 in November. The Federal Reserve Bank predicted "moderate growth" and observed that labor markets are tight in many areas of the country. The key question is whether this tightness will lead to accelerated wage increases. Based on current indicators, we continue to believe that growth and inflation will remain around 2.5% in the U.S. in 1997, that short-term interest rates will rise before the end of March, and that long bonds will continue to trade near current rates. Nevertheless, the Chairman of the Federal Reserve Bank has warned about the possibility of inflation when the stock market appears overvalued. Because the stock market's performance influences consumer and business spending, it is possible that the Fed will raise interest rates before waiting for conclusive economic evidence.

Private demand picked up in JAPAN but overall growth was flat, offset by a downturn in corporate and consumer spending. We believe that Japan's growth rate will be around 2.3% in 1997, despite the downturn in the Japanese stock market during the last half of December, 1996 and the beginning of January, 1997. However, the outcome is by no means certain, especially because it is difficult to predict the effect of the introduction of the value-added tax.

In EUROPE, the German economy continues to show signs of accelerating growth. Industrial production in September was 5.9% above the February trough, and there was further improvement in October following stronger demand for German exports. Corporate restructurings are starting to improve shareholder values, but investment spending remains low as companies prefer to invest in the lower cost labor markets of the "New European" countries of eastern and central Europe. The German government continues to grapple with the Maastricht Treaty's currency convergence criteria for the European Union, and it may be that lowered interest rates would be the only action available if economic recovery stalls. With inflation below 2%, German bond yields may remain below 6% until signs of recovery are accepted as the precursor of interest rate increases.

Elsewhere in Europe, particularly in France, there appears to be a greater need for interest rate decreases. The consensus at the European Union summit in Dublin in June was that decisions about fiscal policy should not be left exclusively to the member countries' central banks, particularly the German Bundesbank, and this perspective may encourage interest rate decreases over the next four to six months. This policy may also result in a European Union which includes a broader range of countries, since Mediterranean governments will have more control while at the same time Germany would lose face by obstructing the progress of the Union. It is likely that this policy could narrow bond yield spreads and help to contain the deutschmark, two necessary developments if exports are to provide their necessary impetus to growth.

The focus in the UNITED KINGDOM is on sustaining the economic recovery that began in 1996. We expect that the rise in short-term interest rates in October, along with a cautious budget, will help

----------------------
/1/ All returns and other financial information, including index comparisons, quoted in this Annual Report are stated in U.S. dollar terms, unless noted otherwise. Total returns are based on each Fund's historical performance and do not guarantee future results. A Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost. All information in this Letter to Shareholders and the Portfolio Management Review is current as of the date of this letter.

reduce the scale of any additional monetary tightening in 1997 which might be prompted by the need to remain within the Chancellor of the Exchequer's 1997 projections of 3.5% growth and 2.5% inflation. Modest economic recoveries elsewhere and the continued strength of the pound sterling may restrain exports from England and minimize inflation, but high personal debt rates leave consumer spending with strong interest rate sensitivity.

In LATIN AMERICA, Argentina and Brazil have continued to enjoy economic recovery as 1996 closed. We anticipate growth accelerating at a rate of 4% in each country in 1997. The challenge for these economies remains, as always, the compatibility of growth with the other factors, especially inflation. Argentina has benefited from positive news on labor reform, while Brazil has not regained its composure after the failure to cut the federal budget deficit and the trade deficit in October. Growth in Chile is likely to slow to 5.5% in 1997, opening the possibility for easing monetary policy in the long term. Chile's exports will also benefit from recovery in Japan and the Pacific Basin. Mexican growth may slow to 3.2% in the coming year, as the government attempts to limit the budget deficit and as it becomes more difficult to draw favorable comparisons between current conditions and past economic troubles in the region.

We find the economic outlook for the PACIFIC RIM countries to be attractive for the coming year, with 1997 growth rates likely to approach 6% combined with low stock prices relative to other regions. Growth in Pacific markets is expected to be buoyed by Chinese growth, the ending of the strong U.S. dollar, and the potential for recovery in the "Group of 7" major industrialized countries.

We are pleased to announce three portfolio manager changes. Effective in early January, 1997, Gareth Watts, a director and senior portfolio manager at John Govett & Co. Limited, assumed responsibility for managing the Govett Smaller Companies Fund. Since he joined John Govett in 1988, Mr. Watts has been responsible for managing all of the firm's offshore funds investing in United States equities. He has been the manager of the Govett International Equity Fund since its inception in 1992. As Mr. Watts moves on to manage the Smaller Companies Fund, Peter Kysel took over responsibility for the International Equity Fund. Mr. Kysel has extensive experience in international investing. He joined John Govett in 1994 as a director and a senior member of the international equity team which has been involved in managing the International Equity Fund. In addition, in September, 1996, John Govett's fixed income team took over management of the Global Income Fund.

We believe U.S. investors will focus increasingly on international opportunities in 1997, and that our funds are positioned to maximize benefits to shareholders in these markets. We appreciate your continued support of The Govett Funds.

/s/ Peter Pejacsevich

Peter Pejacsevich
Chief Investment Officer
John Govett & Co. Limited

 PORTFOLIO MANAGEMENT REVIEW

GOVETT INTERNATIONAL EQUITY FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

International equity markets moved ahead modestly throughout 1996, as measured by the widely watched Morgan Stanley Capital International ("MSCI") EAFE Index, a broad-based unmanaged index that is considered to reflect the performance of major world equity markets. The EAFE Index appreciated 6.4% over the year.

The Japanese market was the major disappointment. During the first six months of 1996, this market grew by 7.69%, although further yen weakness reduced this gain to 1.2% for U.S.-based investors. In contrast, during the last six months of the year the Japanese market fell by 11.50% due to mounting concerns about deceleration of the country's economic growth and associated downgrading of corporate profits forecasts. As a result of the weak exchange rate, U.S. dollar adjusted returns from Japan from July through December were -16.38%. The fragility of the Japanese banking system continued to indicate the need for interest rate reductions to counteract Japanese investors' apparent preference for investing abroad.

European stock markets continued positive investment performance throughout 1996, posting a 14% increase in the second half. Spanish equities, gaining 41.27%, achieved the best performance, followed by Sweden at 38%, Finland at 34.72%, the UK at 27.42%, and Italy at 13.43%. Swiss stocks performed relatively poorly, rising only 2.84%.

Returns from Pacific Basin markets excluding Japan continued to be mixed, ranging from the 33.08% rise in Hong Kong stocks to losses of 36.59% in Thai equities.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

The Fund achieved a total return at          FUND'S COUNTRY ALLOCATIONS*
net asset value (without a Class A      PERCENTAGE OF FUND'S TOTAL NET ASSETS
front-end sales charge) of 12.03% for          AS OF DECEMBER 31, 1996
the year. When maximum front-end sales
charges of 4.95% are taken into
consideration, the Fund achieved a
total return of 6.49%. Both total
return calculations include
reinvestment of dividends and capital
gains distributions of $1.42 per
share. This return compares favorably
with the EAFE Index return of 6.4%.

     [PIE CHART APPEARS HERE]

                                               Govett International
                                                   Equity Fund
                                               --------------------
Western Europe 46.3%                                   46.3%
Southeast Asia 31.2%                                   31.2%
Central & Eastern Europe 11.3%                         11.3%
Latin America 4.3%                                      4.3%
Other 2.3%                                              2.3%
Northeast Asia 1.7%                                     1.7%
Southern Europe 1.6%                                    1.6%
Indian Subcontinent 1.3%                                1.3%

The Fund benefited over the early part
of the year from its increased
weighting in Eastern Europe and the
Far East, and from its lower weighting
in United Kingdom equities. Over the
second half, the Fund's underexposure
to Japan was beneficial, together with
increased proportions of European holdings.
A partial hedge of the Fund's currency positions back into the U.S. dollar was also helpful in the second half, during a period of relative dollar strength.

MARKET OUTLOOK FOR 1997

Developments in the U.S., especially interest rate movements, are likely to continue to influence the international equity markets. We expect that a gradual acceleration of economic growth, in an


* For individual country breakdown please see the Schedule of Investments, page 17 to 23.

environment of subdued inflation and rising corporate profits, will continue to benefit international equities. We prefer European markets where corporate restructuring as well as economic growth and more competitive currencies are factors likely to enhance corporate profits, and we anticipate above average growth prospects in the emerging economies.

  Volatility is also likely in the international equity markets, possibly due to global factors but also to macroeconomic policies which diverge from the expected steady economic growth and have potential to increase inflation. As investors closely scrutinize individual corporate results, particularly of growth-oriented companies, unexpected events may create sharp market reactions. Stock selection is therefore likely to be an important contribution to the Fund's overall performance in the first six months of 1997.

/s/ Peter Kysel

Peter Kysel
Portfolio Manager


                    CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN GOVETT INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX
                               1/7/92 - 12/31/96

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG NAV INTERNATIONAL EQUITY, MSCI EAFE, MOP


Measurement Period           NAV INT'L      MSCI
(Fiscal Year Covered)        EQUITY         EAFE         MOP
-------------------          ----------     ---------    ----------
Measurement Pt- 1/7/92       $10,000        $10,000      $ 9,506
FYE    6/92                  $10,080        $ 8,850      $ 9,582
FYE   12/92                  $ 9,468        $ 8,653      $ 9,000
FYE    6/92                  $11,685        $10,682      $11,108
FYE   12/93                  $14,628        $11,504      $13,905
FYE    6/94                  $13,976        $12,530      $13,286
FYE   12/94                  $13,394        $12,431      $12,732
FYE    6/95                  $13,908        $12,774      $13,221
FYE   12/95                  $14,869        $13,867      $14,134
FYE    6/96                  $16,413        $14,515      $15,602
FYE   12/96                  $16,658        $14,749      $15,835

GOVETT EMERGING MARKETS FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

Following the gains achieved in emerging markets in the first half of 1996, when markets rose 11.4%, the second half saw consolidation across the region as investors exercised caution in remembrance of the difficulties of 1994 and 1995. The MSCI Emerging Markets Index, a broad-based unmanaged index that re-flects the performance of equity markets in emerging markets, fell 4.9% over the second six months, compared with a 11.7% rise in the S&P 500 Composite In-dex (the "S&P 500"), a broad-based, unmanaged index which is representative of the performance of stocks of larger U.S. companies. Modest rises in returns from Latin American, European and Middle Eastern markets partially offset the significant declines in the Asian markets.

Consolidation in the Asian stock markets over the last six months, compared to the first half of the year, reflected high interest rates and political con-cerns across the region. The main exception was Hong Kong, where markets rose 18.1% on optimism about the handover to China in 1997. Malaysian and Indone-sian equities also experienced positive returns, though Malaysia's rise of 8.22% was less than the 16.33% return during the first half. The weakest mar-kets over the last half of the year were Thailand, where foreign capital out-flows contributed to a market fall of 36.34%, and Korea, with a -27.6% return. The Indian market fell by 22.12% following continued political concerns. As a whole, the Asian markets declined 8.15% over the second half.

Latin American performance slowed between July and December, but the region nevertheless recorded a 3.8% return for the period. Brazil rose by 10.97%, as privatization proceeded more smoothly than expected. Argentina at 4.76% con-tinued to rally, as did the smaller markets of Colombia, at 7.93%, and Venezu-ela, at 47.81%.

Markets in Central and Eastern Europe and in the Middle East rose 1.6% over the last six months of 1996, a slowdown compared to the excellent performance of the Central European markets in the first half of 1996. Polish equities rose 4.49% after an 52.04% return in the same period. Mediterranean markets performed steadily, but South Africa fell 11.76% as the rand continued its re-cent decline against the dollar.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

For the full year, the Fund achieved a
total return at net asset value (with-
out a Class A front-end sales charge)
of 12.08%, outperforming the MSCI
Emerging Markets Index which rose by
5.99%. When maximum front-end sales
charges of 4.95% are taken into con-
sideration, the Fund achieved a total
return of 6.53%. Both total return
calculations include reinvestment of
dividends of $0.06 per share.

                       FUND'S COUNTRY ALLOCATIONS*
                     PERCENTAGE OF FUND'S TOTAL NET ASSETS
                            AS OF DECEMBER 31, 1996

                           [PIE CHART APPEARS HERE]

                                Govett Emerging
                                  Markets Fund
                                 ---------------
Southeast Asia 37%                    37.0%
Latin America 27.8%                   27.8%
Central & Eastern Europe 18.1%        18.1%
Northeast Asia 8.4%                    8.4%
Indian Subcontinent 5.4%               5.4%
Sub Saharan Africa 3.3%                3.3%

The Fund has recently focused on
Southeast Asia. Heavy exposure to Hong
Kong and China and reduced exposure to
Korea were beneficial. We continued to
underweight the Fund's holdings of In-
dian stocks, while acting on our be-
lief that the Thai market offers up-
side potential. In Latin America,
we took further profits from the sale of Brazilian holdings, increasing exposure in Argentina and Mexico. We kept the Fund overweighted in Central Europe but political concerns led us to avoid Israel and Turkey. We maintained the underweight position in South Africa.


* For individual country breakdown please see the Schedule of Investments, page 24 to 29.

MARKET OUTLOOK FOR 1997

We expect emerging markets to perform well in the first six months of 1997. Estimates suggest that GDP growth for emerging markets will increase to over 5% in 1997, and the stabilization that occurred in the second half of 1996 points to good value and strong upside potential in 1997. Signs of returning export growth in Southeast Asia and falling inflation may aid possible inter-est rate cuts. Latin America's economic recovery is expected to continue, with growth likely to exceed 4% in 1997 according to many estimates. If the trend toward political reform continues, investor confidence should increase. Strong economic growth in Central and Eastern Europe is likely to continue, with the possibility of a turnaround in Russia adding to the overall attractiveness of the region. In general, emerging markets are expected to offer increasingly attractive value and growth opportunities as prices of U.S. stocks continue to be high relative to their growth potential.

/s/ Rachael Maunder

Rachael Maunder
Portfolio Manager

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
        IN GOVETT EMERGING MARKETS FUND VS. MSCI EMERGING MARKETS INDEX
                               1/7/92 - 12/31/96


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG NAV EMERGING MARKETS, MSCI EMERGING MARKETS, MOP


Measurement Period           NAV EMERGING   MSCI EMERGING  MOP
(Fiscal Year Covered)           MARKETS         MARKET
-------------------          ------------   -------------  ----------
Measurement Pt- 1/7/92       $10,000        $10,000        $9,505
FYE   6/92                   $11,030        $10,196        $10,484
FYE  12/92                   $10,720        $10,095        $10,189
FYE   6/92                   $13,080        $11,437        $12,433
FYE  12/93                   $19,270        $17,036        $18,317
FYE   6/94                   $16,799        $15,821        $15,967
FYE  12/94                   $16,925        $16,854        $15,087
FYE   6/95                   $16,059        $15,751        $15,264
FYE  12/95                   $15,586        $15,303        $14,814
FYE   6/96                   $17,459        $17,054        $16,595
FYE  12/96                   $17,483        $16,220        $16,617

GOVETT SMALLER COMPANIES FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

The second half of 1996 was a difficult period for smaller companies in general, and in particular for those companies with relatively high stock prices and greater than average earnings growth. Investors appeared to become increasingly risk-averse as the year progressed, and attention focused on larger companies with more predictable growth levels. Of approximately 5,400 publicly traded US companies with market capitalization of $10 million to $1 billion, about 2,000 closed the year with share price reductions of more than 30%, compared to the 1995 high.

Comparison of three broad, unmanaged indexes highlights the position smaller companies found themselves in during 1996. The S&P 500 Composite Index, which represents "large-cap" stocks with market capitalization generally greater than $500 million, rose by 22.95% over the twelve months ended December 31, 1996. During the same period, the Russell 2000 Index, an unmanaged index of small-cap companies with market capitalization of generally less then $500 million, rose by 14.8%. The NASDAQ Composite Index, another well-known index of small-cap companies, rose by 22.7%. The NASDAQ, however, has a higher technology weighting than the Russell 2000 because it includes larger cap companies such as Microsoft, Intel and Cisco, which are excluded from the Russell 2000.

The Fund's benchmark index has been the NASDAQ. However, because the Russell 2000 excludes the larger cap stocks that are included in the NASDAQ, it is a more appropriate benchmark and reflects more accurately the universe of compa-nies the Fund primarily invests in. Both indexes are shown in the performance comparison chart on page 8.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

Overall, the Fund's return compared poorly with the major indexes. It achieved a total return at net asset value (without a Class A front-end sales charge) of -10.87%. When maximum front-end sales charges of 4.95% are taken into con-sideration, the Fund achieved a total return of -15.28%. Both total return calculations include reinvestment of capital gains distributions of $4.85 per share.

The Fund began 1996 overweighted in technology stocks. During the first weeks of 1996, valuations for this sector fell. Many technology stocks were sold during this period to rebalance the portfolio, and many of those stocks were disposed of at a loss. Technology stocks began a recovery during the suc-ceeding months, but in July prices fell again. These trends negatively af-fected the Fund's performance. Also in the early weeks of the year significant redemptions from the Fund forced additional sales of portfolio holdings into a weakening market. The Fund had held many positions that were more highly val-ued than the market because of the superior growth rates these stocks had ex-perienced, and these holdings were particularly vulnerable to market trends.

MARKET OUTLOOK FOR 1997

Following their underperformance over the latter part of 1996, smaller company stocks appear to offer value at this time, particularly in view of expected earnings growth in 1997. Continuation of the current modest growth and low in-flation scenarios described in the Letter to Shareholders on page 1 would be expected to foster opportunities for investors in smaller companies. We will seek to identify firms in rapidly growing sectors that exploit strong manage-ment and proprietary products and services, which would make them candidates for superior growth over the medium to long term.

LOGO

Gareth Watts
Portfolio Manager

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
       IN GOVETT SMALLER COMPANIES FUND VS. NASDAQ COMPOSITE INDEX AND
                              RUSSELL 2000 INDEX
                                1/1/93-12/31/96



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG NAV SMALLER CO'S, NASDAQ, RUSSELL, MOP


Measurement Period           NAV SMALLER    NASDAQ         RUSSELL     MOP
(Fiscal Year Covered)            CO'S
-------------------          ----------     ---------    ----------  ----------
Measurement Pt-  1/1/93      $10,000        $10,000      $10,000     $ 9,506
FYE   6/93                   $12,720        $10,399      $10,684     $12,092
FYE  12/93                   $15,850        $11,475      $11,729     $15,067
FYE   6/94                   $15,750        $10,429      $11,001     $14,972
FYE  12/94                   $20,369        $11,108      $11,462     $19,363
FYE   6/95                   $26,746        $13,789      $12,986     $25,425
FYE  12/95                   $34,306        $15,542      $14,466     $32,611
FYE   6/96                   $36,630        $17,505      $15,869     $34,820
FYE  12/96                   $30,577        $19,071      $16,602     $29,066

GOVETT PACIFIC STRATEGY FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

Asian markets rallied sharply at the start of 1996. The rally reflected strong cash inflows as international investors switched money into the region on the assumption that Japan's economy would recover under the government's loose monetary environment, and that monetary policy would ease elsewhere in Asia. Deteriorating relations in the spring between China and Taiwan, culminating in a series of missile tests off the Taiwanese coast, initially held back North-east Asian markets. Relations improved, and Taiwan became one of the better performing markets in 1996. China signaled a relaxation in its austerity pro-gram early in 1996, reducing interest rates and relaxing credit controls. The Chinese domestic stock markets and the Hong Kong market reached new highs, triggering increased investor interest.

The economic picture in Malaysia and the Philippines improved substantially over the year as the trade balance improved. Interest rates peaked and infla-tionary pressure remained weak. The Indonesian market shook off political un-certainties and reacted positively to strong export figures.

Japan and Thailand were the main disappointments for the Fund. By mid-year it had become clear that the Japanese economy was not pulling out of its reces-sion as quickly as anticipated, and we reduced the Fund's holdings. Thailand saw no respite from its political and economic woes throughout 1996. The Fund has been using this market's weakness to accumulate a position, and we will be watching developments there closely. Singapore and South Korea fell back as expected, following poor performance from export of electronic components, these countries' principal exports. The Fund maintained an underweight posi-tion in both markets.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

In 1996, the Fund achieved a total
return at net asset value (without a
Class A front-end sales charge) of
9.32%. When maximum front-end sales
charges of 4.95% are taken into
consideration, the Fund achieved a
total return of 3.91%. Both total
return calculations include
reinvestment of dividends of $0.17 per
share. In comparison, return from the
MSCI Pacific Index, a broad-based
unmanaged index generally considered to
reflect the performance of equity
markets in the Pacific Rim, was -8.4%.

    FUND'S COUNTRY ALLOCATIONS
  PERCENTAGE OF FUND'S TOTAL NET
              ASSETS
      AS OF DECEMBER 31, 1996

                               Govett Pacific
                               Strategies Fund
                               ---------------
Japan 18.4%                         18.4%
Hong Kong 18.4%                     18.4%
Malaysia 15%                        15.0%
Thailand 8.6%                        8.6%
India 5.9%                           5.9%
Taiwan 5.4%                          5.4%
China 5.2%                           5.2%
Philippines 5%                       5.0%
Singapore 4.4%                       4.4%
Indonesia 4.3%                       4.3%
Australia 4%                         4.0%
South Korea 3.1%                     3.1%
Other 2.3%                           2.3%

MARKET OUTLOOK FOR 1997

Japan's failure to reflate its economy
successfully is expected to dampen the
Nikkei's performance
in the first quarter of 1997. However, liquidity from the weak Japanese mone-tary policy will likely continue to support other markets, as Japanese invest-ors move assets overseas for better returns. We expect that better economic news in the second quarter of 1997 could lead to more favorable returns from Japan toward the middle of 1997.

Despite warnings of overvaluation on Wall Street the U.S. market continues to rise, reflecting the perceived environment of steady growth and low inflation. We continue to anticipate a rise in U.S. interest rates over the next twelve months as a result of inflationary pressures. This trend should be positive for the Asian region, as stronger U.S. growth translates into a pickup in Asian export demand. In addition, interest rates in Asia may fall after a pe-riod of monetary restraint. These twin factors are likely to contribute to the Asian growth story, albeit at slightly lower rates than before due to the re-gion's increasing maturity. Greater liquidity will offer further support for these markets.

The re-acceleration of China is underway. We anticipate that if Hong Kong's transition to Chinese control is smooth, these two markets may produce healthy returns. Despite significant returns in

1996, stock selection will remain focused on China-related earnings, and we ex-pect the Fund to maintain its current weighting.

Malaysia is likely to provide opportunities at the stock level in the first half, with corporate restructuring taking place. The Singaporean weighting has been increased in anticipation of improving earnings. Restructuring of that country's heavy industry will drive performance in shipping stocks, after a pe-riod of improving earnings. The Philippines and Indonesia may provide interest-ing opportunities, as improving fiscal balances and 1996 market earnings growth of 20% attract investors.

After a difficult year, Thai markets appear to be poised to offer value. A full rally may not occur early in 1997, but if measures to reflate the economy are successful Thai returns for the full year are likely to outperform the region. In comparison, continued deregulation in Korea is expected to put a drag on its growth prospects, at least for the first half of 1997.

Overall in the Pacific region, economic activity is expected to pick up over the next twelve months, and we anticipate healthy returns from the stock market to accompany these developments.

/s/ Peter Robson

Peter Robson
Portfolio Manager


                    CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN GOVETT PACIFIC STRATEGY FUND VS. MSCI PACIFIC INDEX
                               1/1/94 - 12/31/96


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG NAV PACIFIC STRATEGY, MSCI PACIFIC, MOP


Measurement Period           NAV PACIFIC     MSCI
(Fiscal Year Covered)         STARTEGY      PACIFIC          MOP
-------------------          ----------     ---------     ----------
Measurement Pt-  1/94        $10,000        $10,000      $ 9,506
FYE   6/94                   $ 8,970        $10,698      $ 8,527
FYE  12/94                   $ 8,790        $10,129      $ 8,356
FYE   6/95                   $ 8,410        $ 9,560      $ 7,995
FYE  12/95                   $ 8,530        $10,432      $ 8,109
FYE   6/96                   $ 9,400        $10,717      $ 8,936
FYE  12/96                   $ 9,325        $ 9,555      $ 8,864

GOVETT LATIN AMERICA FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

During the second half of 1996 the return from the Latin American markets was 3.8%, compared to the 17.49% recorded in the first half of the year as mea-sured by the MSCI Latin America Index, a broad-based unmanaged index reflect-ing the general performance of Latin American equity markets. Despite in-creased separation of Latin American market movements from U.S. interest rates, fears of a pre-election rate increase in the United States appeared to hold Latin American markets back in the third quarter. However, as the U.S. GDP continued to grow with no major imbalances, and U.S. short-term rates re-mained unchanged in the fourth quarter, liquidity began to return.

During the first half of 1996, performance of the Latin American markets rose in anticipation of a strong rebound in economic growth. Strong anticipated growth gradually became a reality during the second half of the year, with the growth rate of regional Latin American markets anticipated to be around 3.5% for the full year 1996, up from 1.1% in 1995. However, in many countries do-mestic interest rates remained uncomfortably high for the equity markets, es-pecially in Brazil and Mexico. In these two countries, domestic interest rates have been used to target exchange rates, but at the end of the year interest rates had not declined in line with the respective inflation rates. Over the full year, the Mexican market rose 17.97% and the Brazilian market rose 42.50%. In Brazil, the electricity and telecommunications sectors, where privatization prospects have improved, performed particularly well.

By contrast, Argentina, whose fixed exchange rate continued to anchor monetary policy, saw a reduction in the spread of its interest rates in 1996 compared to U.S. Treasuries. The 12.7% rise in the Argentine stock market during the fourth quarter of 1996 reflected growing confidence in the Argentine economic recovery, and evidenced the hope that recent labor reforms will help reduce unemployment. The resignation of Minister of the Economy Cavallo minimized po-litical infighting with President Menem and boosted optimism about the country's economy. Chile's continued disappointment about the likelihood of lower interest rates drove a market decline there of 15% since June. In addi-tion, disappointing company results compounded market weakness, especially in the electricity sector, which represents a significant portion of publicly traded Chilean stocks and which was affected by unusually dry weather.

Of the smaller markets, Venezuela continued to benefit from the Caldera admin-istration's consistent economic policy. Relatively high oil prices and the successful placement of the government's remaining stake in the telephone com-pany, CANTV, were also positive factors. Peru and Colombia each experienced economic slowdowns, accompanied by a certain degree of political uncertainty which kept investors on the sidelines.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

The Fund achieved a total return for the year of 24.10% at net asset value (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into consideration, the Fund achieved a total re-turn of 17.96% for the full year. These total return calculations include re-investment of dividends of $0.06 per share. This compares to 22% from the MSCI Latin America Index.

During the second half of 1996 the
Fund's relatively high weighting in
Mexico adversely affected performance,
although the position had been reduced
during the summer. The weak peso re-
duced dollar returns, prompting higher
domestic interest rates and coinciding
with a series of political setbacks for
the Zedillo administration. The Brazil-
ian weighting was built up during the
period mainly to reflect the more posi-
tive environment for privatization
stocks, especially in the electricity
and telecommunications sectors. The Ar-
gentinean weighting has also been sig-
nificantly increased to reflect the
more positive economic and political
environment. At the same time, we
switched money from Chile as market
conditions deteriorated.

  FUND'S COUNTRY ALLOCATIONS
PERCENTAGE OF FUND'S TOTAL NET
            ASSETS
    AS OF DECEMBER 31, 1996

    [PI CHART APPEARS HERE]

                               Govett Latin
                               America Fund
                               ------------
Brazil 37.9%                        37.9%
Mexico 27.5%                        27.5%
Argentina 15%                       15.0%
Chile 9%                             9.0%
Venezuela 4%                         4.0%
Peru 3.2%                            3.2%
Other 1.9%                           1.9%
Columbia 1.5%                        1.5%

MARKET OUTLOOK FOR 1997

Latin American GDP growth is forecast to rise to over 4% in 1997, after better than expected growth in 1996. Growth is clearly taking place already in Mexico and Argentina. Increased growth is also evident in Brazil, but that country's obviously great potential is hindered by the effect growth would have on the country's balance of payments. In Venezuela, oil prices are giving a big boost to the reform process known as "Agenda Venezuela" by helping the economy to recover from the recession in 1996. As these economies increase their growth rates, some of the traditionally high growth countries are slowing: political uncertainty is holding Colombia back, while in Chile tight monetary policy and declines in export prices are likely to reduce growth from over 6% to nearer 5.5%.

However, the region continues to fight the traditional scourge of inflation, and this trend should feed through to greater exchange rate stability, lower inflation and, eventually, increased consumer spending, specially as savings rates improve.

Politics are likely to influence investor sentiment from time to time during the coming months. In Brazil, the success of the constitutional amendment en-abling the re-election of President Cardoso is expected to determine the pace of economic and constitutional reforms. Likewise in Mexico the government may resort to boosting economic activity in anticipation of important elections in July in order to increase its popularity.

The Fund's strategy will be to take advantage of the growth in economic activ-ity in Argentina and the lower interest rate environment in Mexico. We also expect to be positioned in Brazilian parastatal stocks, with a view to in-creasing the exposure to cyclical companies. With the likelihood of an interest rate cut in Chile some way off, we expect to remain underweighted there, while holding the Fund's positions in Venezuela.

/s/ Caroline Lane

Caroline Lane
Portfolio Manager

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
           IN GOVETT LATIN AMERICA FUND VS. MSCI LATIN AMERICA INDEX
                               3/7/94 - 12/32/96

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   AMONG NAV LATIN AMERICA, MSCI LATIN, MOP


Measurement Period           NAV LATIN        MSCI
(Fiscal Year Covered)         AMERICA        LATIN           MOP
-------------------          ----------     ---------     ----------
Measurement Pt-  3/7/94      $10,000        $10,000      $ 9,506
FYE   6/94                   $ 8,330        $ 8,504      $ 7,918
FYE  12/94                   $ 8,306        $ 8,646      $ 7,896
FYE   6/95                   $ 6,664        $ 7,480      $ 6,335
FYE  12/95                   $ 6,780        $ 7,476      $ 6,445
FYE   6/96                   $ 8,403        $ 8,784      $ 7,988
FYE  12/96                   $ 8,491        $ 9,118      $ 8,072

GOVETT GLOBAL INCOME FUND

MARKET CONDITIONS DURING THE YEAR ENDED DECEMBER 31, 1996

Yields in global bond markets declined in January, as signs of weakness in the U.S. economy emerged. This trend reversed in February, when strong U.S. em-ployment data threatened an otherwise benign U.S. inflation outlook. The yield on the U.S. thirty-year long bond rose from 6% at the beginning of the year to 7.25% by mid-year, with an accompanying decrease in long bond prices. Most other major economies were at a less mature place in the business cycle and, consequently, in other major global bond markets, the increase in yields and decrease in bond prices were more muted than in the U.S. Within Europe, pur-suit of higher interest rates in order to achieve the Maastricht currency cri-teria for participation in the European Monetary Union ("EMU") caused spreads among higher-yielding European bond markets to converge on yields of German bonds and of bonds issued in the other "core" countries -- including Austria, Belgium, France, Luxembourg and the Netherlands -- which, together with Germa-ny, are expected to begin the EMU in 1998.

During the third quarter of 1996 the U.S. thirty-year long bond traded in the relatively narrow range of 6.75% to 7.25%. However, during the fourth quarter of 1996 yields fell below 6.4%, as the U.S. bond market was encouraged by weaker economic activity and continued subdued inflation pressures. Since the end of the year, as of the date of this report, yields have increased again, to 6.75%, reflecting expectations of more robust fourth quarter economic ac-tivity and to accommodate Federal Reserve Bank Chairman Alan Greenspan's cau-tionary remarks about overheating in the U.S. equity market. Other major bond markets tended to follow the lead of the U.S. market, advancing during the third and beginning of the fourth quarters of 1996, prior to surrendering a proportion of their gains toward the end of the fourth quarter of that year.

The U.S. dollar appreciated during 1996, reflecting growth rate differentials among world currencies and interest rate expectations. Appreciation against the yen was almost 12% during the year, from US$1 = (Yen)103.45, to
(Yen)115.70. The U.S. dollar appreciated approximately 7.5% against the deutschmark. However, during the second half of the year the deutschmark dem-onstrated greater stability against the U.S. dollar than the Japanese yen dem-onstrated.

FUND PERFORMANCE DURING THE YEAR ENDED DECEMBER 31, 1996

The Fund achieved a total return at
net asset value (without a Class A
front-end sales charge) of 0.33%. When
maximum front-end sales charges of
4.95% are taken into consideration,
the Fund achieved a total return of -
4.63%. Both total return calculations
include reinvestment of dividends of $
0.68 per share. This compares with a
return of 3.6% on the Salomon Brothers
World Government Bond Index, a broad-
based, unmanaged index that is consid-
ered to reflect the general perfor-
mance of bond markets in the industri-
alized countries. This index does not
include any commission or fees that
would be paid by an investor purchas-
ing the securities it includes.

  FUND'S COUNTRY ALLOCATIONS
PERCENTAGE OF FUND'S TOTAL NET
            ASSETS
    AS OF DECEMBER 31, 1996

    [PI CHART APPEARS HERE]

                        Govett Global
                         Income Fund
                        -------------
United States 55%            55.0%
Netherlands 11.8%            11.8%
Germany 8.5%                  8.5%
Austria 6.4%                  6.4%
Russia  4.8%                  4.8%
United Kingdom 4.6%           4.6%
Brazil 2.5%                   2.5%
Mexico 2.5%                   2.5%
Other 2.1%                    2.1%
Denmark 1.8%                  1.8%

The Fund suffered from a relatively
high non-U.S. currency exposure at a
time when the U.S. dollar
strengthened. Its performance was also adversely affected by a reduction in its exposure to higher-yielding European bond markets at mid-year, while the convergence between these markets and the "core" bond markets described above continued into the second half of the year.

MARKET OUTLOOK FOR 1997

The expansion in global economic activity is likely to persist into 1997 in the absence of significant inflationary pressures. The U.S. is expected to achieve growth of 2% to 2.5%, while tight fiscal policies may have a constraining in-fluence on growth in European economies. Economic expansion in Japan may lag the other major economies. Bond markets moved in the second half of 1996 to discount modest economic expansion and muted inflation pressures. The correc-tion which occurred at the end of the year may continue into 1997, as fourth quarter U.S. economic activity rebounds from depressed third quarter levels.

/s/ Peter Pejacsevich

Peter Pejacsevich for John Govett's fixed income team
Portfolio Managers


                    CHANGE IN VALUE OF A $10,000 INVESTMENT
 IN GOVETT GLOBAL INCOME FUND VS. SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
                               1/7/92 - 12/31/96

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      AMONG GOVETT GLOBAL INCOME FUND, SLOMON BROS WORLD BOND INDEX, MOP


                                           SALOMON BROS
Measurement Period           GOVETT GLOBAL  WORLD BOND
(Fiscal Year Covered)        INCOME FUND      INDEX          MOP
-------------------          ----------     ---------     ----------
Measurement Pt- 1/7/92       $10,000        $10,000      $ 9,506
FYE   6/92                   $10,300        $10,313      $ 9,791
FYE  12/92                   $10,894        $10,553      $10,359
FYE   6/92                   $11,794        $11,439      $11,213
FYE  12/93                   $12,805        $11,952      $12,186
FYE   6/94                   $11,560        $12,032      $11,013
FYE  12/94                   $11,610        $12,232      $11,070
FYE   6/95                   $12,593        $14,293      $12,213
FYE  12/95                   $13,225        $14,560      $12,617
FYE   6/96                   $13,012        $14,345      $12,369
FYE  12/96                   $13,269        $15,088      $12,614

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 GOVETT INTERNATIONAL EQUITY FUND

 Schedule of Investments
 December 31, 1996


                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
            Common Stocks--95.5%

            ARGENTINA - 1.0%

      6,000 Perez Companc ADR......................................  $    84,374
      7,000 Telefonica de Argentina ADR............................      181,125
                                                                     -----------
                                                                         265,499
                                                                     -----------
            AUSTRALIA - 0.3%
     15,000 TAB Corp. Holdings.....................................       71,492
                                                                     -----------
            AUSTRIA - 1.4%
      4,000 Flughafen Wein.........................................      203,888
      1,400 Wolford................................................      169,352
                                                                     -----------
                                                                         373,240
                                                                     -----------
            BRAZIL - 1.2%
     17,000 Electrobras ADR........................................      315,755
                                                                     -----------
            CHINA - 0.2%
    157,000 China North Industries*................................       62,015
                                                                     -----------
            CROATIA - 0.4%
      2,100 Pliva GDR*.............................................      111,163
                                                                     -----------
            CZECH REPUBLIC - 3.4%
      2,000 Ceske Radiokomunikace*.................................      263,851
     15,400 IPS Praha*.............................................      164,167
      2,000 Leciva Praha*..........................................      177,768
        600 Ostravar*..............................................       42,589
      2,500 Prazske Pivovary.......................................      238,935
                                                                     -----------
                                                                         887,310
                                                                     -----------
            EGYPT - 0.6%
     10,500 Suez Cement GDR*.......................................      163,800
                                                                     -----------
            FRANCE - 5.3%
        500 Altran Technologies....................................      160,690
      3,500 Cap Gemini Sogeti......................................      169,298
      1,000 Castorama Dubois.......................................      172,161
      3,000 Cerg Finance*..........................................      115,674
      2,300 Christian Dior.........................................      371,139
      2,000 Primagaz Cie...........................................      235,589
      2,000 Sidel..................................................      137,652
                                                                     -----------
                                                                       1,362,203
                                                                     -----------
            GERMANY - 4.3%
      4,000 Adidas.................................................      345,735
      3,000 Bayer..................................................      121,755
      5,000 Bilfinger & Berger Bau.................................      185,865
      4,300 Daimler Benz*..........................................      294,817
      1,300 SGL Carbon.............................................      163,984
                                                                     -----------
                                                                       1,112,156
                                                                     -----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

See accompanying notes to the financial statements.

                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
            Common Stocks (continued)

            HONG KONG - 4.9%
    100,000 First Pacific Co.......................................  $   129,937
     30,000 Henderson Land Development.............................      302,541
    113,000 Hong Kong Ferry Holdings...............................      220,609
     75,000 New World Infrastructure*..............................      219,148
    220,000 Road King Infrastructure*..............................      194,841
     20,000 Swire Pacific A........................................      190,704
                                                                     -----------
                                                                       1,257,780
                                                                     -----------
            HUNGARY - 2.3%
      9,500 Cofinec GDR*...........................................      286,188
     27,000 Tisza Vegyi Kombinat GDR*..............................      309,150
                                                                     -----------
                                                                         595,338
                                                                     -----------
            INDIA - 1.3%
     19,000 State Bank of India GDR*...............................      330,030
                                                                     -----------
            INDONESIA - 0.7%
     90,000 Bank Bira (Foreign)....................................      106,689
    100,000 Roda Vivatex (Foreign).................................       64,564
                                                                     -----------
                                                                         171,253
                                                                     -----------
            IRELAND - 1.9%
     20,000 Adare Printing Group...................................      195,292
     10,000 Bank of Ireland........................................       91,393
    150,000 Waterford Wedgewood....................................      191,731
                                                                     -----------
                                                                         478,416
                                                                     -----------
            ITALY - 4.4%
     17,000 Bulgari................................................      345,155
      5,250 Gucci Group............................................      335,344
    110,000 Pirelli................................................      204,120
     70,000 Simint*................................................      260,712
                                                                     -----------
                                                                       1,145,331
                                                                     -----------
            JAPAN - 16.3%
     11,000 Bank of Tokyo-Mitsubushi...............................      204,214
      7,700 Canon Sales............................................      171,540
     15,000 Daifuku................................................      189,103
         16 DDI....................................................      105,829
      7,000 Honda Motor............................................      200,069
     40,000 Itochu.................................................      214,835
     12,000 JGC....................................................       90,044
     40,000 Kawasaki Heavy Industries..............................      165,443
     28,000 Koiti Manufacturing....................................      187,376
      8,000 Komori.................................................      169,934
      4,000 Kyocera................................................      249,374

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

See accompanying notes to the financial statements.

                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
            Common Stocks--95.5%

            JAPAN (CONTINUED)
      9,000 Matsushita Electric Industries.........................  $   146,879
     31,000 Mitsubishi Chemical....................................      100,380
     20,000 Mitsubishi Estate......................................      205,509
     11,000 Nichiei Construction...................................       76,176
      8,000 Nippon Hodo............................................       92,565
     85,000 NKK....................................................      191,564
     11,000 Nomura Securities......................................      165,271
     14,000 Omron..................................................      263,535
      3,000 Rohm...................................................      196,874
      3,000 Secom..................................................      181,591
      9,000 Sumitomo Electric Industries...........................      125,896
     12,000 Takashimaya............................................      144,029
     15,000 Tokyu..................................................       85,226
     45,000 Toshiba................................................      282,877
                                                                     -----------
                                                                       4,206,133
                                                                     -----------
            MALAYSIA - 3.5%
     50,000 Commerce Asset Holding.................................      376,163
      9,000 Jaya Tiasa Holdings....................................       47,753
     95,000 Metacorp...............................................      242,625
     50,000 Resorts World..........................................      227,678
                                                                     -----------
                                                                         894,219
                                                                     -----------
            MEXICO - 2.1%
     25,000 Cemex ADR..............................................      194,358
      5,600 Controladora de Farmacias..............................        7,599
     12,000 ICA ADR................................................      175,500
      4,000 Metalclad*.............................................        7,250
      4,500 Telefonos de Mexico ADR................................      148,500
                                                                     -----------
                                                                         533,207
                                                                     -----------
            NETHERLANDS - 4.6%
      6,000 Cap Gemini.............................................      174,346
      8,750 ING Groep..............................................      315,032
      4,000 PolyGram...............................................      203,751
     24,000 VNU....................................................      501,505
                                                                     -----------
                                                                       1,194,634
                                                                     -----------
            NORWAY - 1.9%
     18,000 Provida*...............................................      155,414
     23,000 Seatex Garex*..........................................      124,927
      2,000 Tandberg*..............................................       62,479
     31,000 Visual Management Applications.........................      160,594
                                                                     -----------
                                                                         503,414
                                                                     -----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

See accompanying notes to the financial statements.

                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
            Common Stocks (continued)

            POLAND - 2.4%
     16,000 Bank Gdanski GDR.......................................  $   208,634
      7,000 Elektrim...............................................       63,472
      9,880 Krosno.................................................      189,510
     16,000 Stalexport*............................................      156,797
                                                                     -----------
                                                                         618,413
                                                                     -----------
            PORTUGAL - 0.6%
      5,000 Portugal Telecom.......................................      142,535
                                                                     -----------
            RUSSIA - 2.4%
      6,000 Mosenegro ADR..........................................      182,480
      8,000 Trade House GUM ADR*...................................      437,324
                                                                     -----------
                                                                         619,804
                                                                     -----------
            SINGAPORE - 2.9%
     78,000 DBS Land...............................................      287,072
     28,000 Overseas Union Bank....................................      216,108
     46,000 Sembawang Shipyard.....................................      243,264
                                                                     -----------
                                                                         746,444
                                                                     -----------
            SLOVAKIA - 0.4%
      3,000 Slovenske Energeticke Stroja AS (CAR) ATS*.............       38,597
      3,000 Zavod*.................................................       53,647
                                                                     -----------
                                                                          92,244
                                                                     -----------
            SOUTH KOREA - 0.3%
         93 Hanwha Chemical........................................          721
      3,500 L.G. Chemical GDR......................................       33,163
         28 Samsung Electronics*...................................        1,438
      2,385 Samsung Electronics GDS (non-voting shares)............       44,003
                                                                     -----------
                                                                          79,325
                                                                     -----------
            SPAIN - 0.6%
     50,000 Corp. Financiera Reunida, (COFIR)*.....................      164,067
                                                                     -----------
            SWEDEN - 2.1%
      6,000 Astra B................................................      289,598
      3,000 Celsius Industrier B*..................................       47,313
      3,600 Enator AB*.............................................       92,161
      5,000 Oxigene Europe AB*.....................................      117,365
                                                                     -----------
                                                                         546,437
                                                                     -----------
            SWITZERLAND - 5.4%
        975 Adecco.................................................      244,752
        200 Danzas Holding.........................................      221,890
        213 Novartis*..............................................      243,951
        160 Societe Generale de Surveillance B.....................      393,276

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

See accompanying notes to the financial statements.

                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
            Common Stocks (continued)

            SWITZERLAND (CONTINUED)
      1,300 SMH....................................................  $   185,506
        600 Tag Heuer International*...............................       96,825
                                                                     -----------
                                                                       1,386,200
                                                                     -----------
            TAIWAN - 1.4%
    194,246 Acer...................................................      356,706
                                                                     -----------
            THAILAND - 1.6%
     30,000 National Finance & Securities..........................       56,442
      5,000 Siam Cement............................................      156,750
     97,800 Thai Military Bank.....................................      192,580
                                                                     -----------
                                                                         405,772
                                                                     -----------
            TURKEY - 0.4%
  1,200,000 Baticim Bati Anadolu Cimento Sanayii...................       90,733
                                                                     -----------
            UNITED KINGDOM - 13.0%
     50,000 Astec..................................................      134,906
     10,000 BOC Group..............................................      149,638
     27,000 British Airport Authority..............................      225,023
     15,000 Cable & Wireless.......................................      124,756
     20,000 Dixons Group...........................................      185,870
     15,000 Farnell Electronic.....................................      192,980
     35,000 Greenalls Group........................................      351,055
     12,000 Harvey Nichols.........................................       71,128
     30,000 Marks & Spencer........................................      252,338
     29,500 National Westminister Bank.............................      346,426
     18,500 RTZ....................................................      296,797
     25,000 Reuters Holdings.......................................      321,847
     16,000 Shell Transport & Trading..............................      277,247
     16,000 Zeneca Group...........................................      451,571
                                                                     -----------
                                                                       3,381,582
                                                                     -----------
            TOTAL -- COMMON STOCKS (Cost $22,131,839)..............   24,664,650
                                                                     -----------
            Preferred Stocks - 2.0%
            FINLAND - 0.2%
      1,000 Oy Nokia AB............................................       58,000
                                                                     -----------
            GERMANY - 1.8%
        200 Porsche................................................      178,716
      2,000 S.A.P. AG-Vorzug.......................................      275,288
                                                                     -----------
                                                                         454,004
                                                                     -----------
            HONG KONG - 0.0%
      1,000 Jardine Strategic Holdings Conv........................        1,205
                                                                     -----------
            TOTAL -- PREFERRED STOCKS (Cost $476,989)..............      513,209
                                                                     -----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

See accompanying notes to the financial statements.

                                                                        Value
  Shares                         Description                      (See Note 1)
 -------------------------------------------------------------------------------
                Warrants - 0.0%

                FRANCE - 0.0%
            258 Primagaz Warrants, expire 6/30/98*...............   $     6,416
                                                                    -----------
                SINGAPORE - 0.0%
            715 United Overseas Bank Warrants, expire 6/17/97*...         2,524
                                                                    -----------
                TOTAL -- WARRANTS (Cost $200)....................         8,940
                                                                    -----------
   Principal
     Amount
 --------------

                Convertible Bonds - 1.1%

                JAPAN - 1.1%
 JPY 33,000,000 Fuji International Finance, 0.25%, 2/1/02 (Cost
                 $292,372).......................................       284,949
                                                                    -----------
                TOTAL INVESTMENTS -- 98.6% (Cost $22,901,400)....    25,471,748
                Other Assets and Liabilities (net) -- 1.4%.......       349,957
                                                                    -----------
                TOTAL NET ASSETS -- 100.0%.......................   $25,821,705
                                                                    ===========

  *Non-income producing security
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
GDSGlobal Depositary Share
JPYJapanese Yen

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996



                           GEOGRAPHIC CONCENTRATION*

Japan....................................................................  17.4%
United Kingdom...........................................................  13.0
Germany..................................................................   6.1
Switzerland..............................................................   5.4
France...................................................................   5.3
Hong Kong................................................................   4.9
Netherlands..............................................................   4.6
Italy....................................................................   4.4
Malaysia.................................................................   3.5
Czech Republic...........................................................   3.4
Singapore................................................................   2.9
Poland...................................................................   2.4
Russia...................................................................   2.4
Hungary..................................................................   2.3
Mexico...................................................................   2.1
Sweden...................................................................   2.1
Ireland..................................................................   1.9
Norway...................................................................   1.9
Thailand.................................................................   1.6
Austria..................................................................   1.4
Taiwan...................................................................   1.4
India....................................................................   1.3
Brazil...................................................................   1.2
Argentina................................................................   1.0
Indonesia................................................................   0.7
Egypt....................................................................   0.6
Portugal.................................................................   0.6
Spain....................................................................   0.6
Croatia..................................................................   0.4
Slovakia.................................................................   0.4
Turkey...................................................................   0.4
Australia................................................................   0.3
South Korea..............................................................   0.3
China....................................................................   0.2
Finland..................................................................   0.2
                                                                          -----
                                                                           98.6
Other Assets and Liabilities (net).......................................   1.4
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION*

Technology...............................................................  16.2%
Financial Services.......................................................  15.0
Producer Durables........................................................  13.6
Consumer Discretionary...................................................  11.3
Materials & Processing...................................................  10.2
Autos & Transportation...................................................   7.7
Healthcare...............................................................   6.3
Consumer Staples.........................................................   5.5
Energy...................................................................   1.4
Other....................................................................  11.4
                                                                          -----
                                                                           98.6
Other Assets and Liabilities (net).......................................   1.4
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

* Unaudited

See accompanying notes to the financial statements.

 GOVETT EMERGING MARKETS FUND

 Schedule of Investments
 December 31, 1996



                                                                        Value
   Shares                         Description                        (See Note 1)
--------------------------------------------------------------------------------
            Common Stocks - 97.1%

            ARGENTINA - 5.5%
     69,000 Banco Frances del Rio de la Plata......................  $   645,266
      9,400 Central Costanera ADR..................................      287,690
     12,000 Disco ADR*.............................................      339,000
     53,000 Perez Companc B........................................      372,657
     13,500 Quilmes Industrial.....................................      108,000
     17,500 Quilmes Industrial ADR.................................      159,688
     13,900 Siderar ADR............................................      326,650
     21,200 Telefonica de Argentina ADR............................      548,550
     12,500 YPF ADR................................................      315,625
                                                                     -----------
                                                                       3,103,126
                                                                     -----------
            BRAZIL - 5.7%
     46,154 Aracruz Celulose ADR...................................      380,770
     26,295 Cemig ADR..............................................      895,821
     20,100 Cia Vale do Rio Doce ADR...............................      386,875
  4,540,000 Paulista de Forca e Luz*...............................      537,407
      8,940 Telebras ADR...........................................      683,910
     33,000 Usiminas ADR...........................................      334,290
                                                                     -----------
                                                                       3,219,073
                                                                     -----------
            CHILE - 3.4%
     29,000 Banco Santander Chile ADR..............................      435,000
      8,400 Compania de Telefonos de Chile ADR.....................      849,450
     12,200 Enersis ADR............................................      338,550
      5,500 Quimica y Minera ADR...................................      297,688
                                                                     -----------
                                                                       1,920,688
                                                                     -----------
            CHINA - 3.6%
    410,000 China North Industries Investment......................      161,950
  1,633,000 Guangshen Railway*.....................................      707,292
     52,000 Huaneng Power International ADR*.......................    1,170,000
                                                                     -----------
                                                                       2,039,242
                                                                     -----------
            CROATIA - 1.6%
     17,000 Pliva GDR*.............................................      899,895
                                                                     -----------
            CZECH REPUBLIC - 2.8%
     22,000 CKD Praha Holding AS*..................................      330,760
     10,900 Komercni Banka GDR.....................................      295,390
      6,350 Prazske Pivovary.......................................      606,896
      2,850 SPT Telekom*...........................................      354,731
                                                                     -----------
                                                                       1,587,777
                                                                     -----------
            HONG KONG - 8.2%
  1,551,700 China Overseas Land & Investment.......................      787,436
    274,000 China Resources Enterprise.............................      616,407
  1,674,000 China Travel International Investment..................      741,283

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                       Value
   Shares                         Description                       (See Note 1)
-------------------------------------------------------------------------------
            Common Stocks (continued)

            HONG KONG (CONTINUED)
  2,261,000 Continental Mariner*..................................  $   635,810
    515,000 Cosco Pacific.........................................      599,263
    150,000 Dah Sing Financial....................................      608,960
  1,230,000 Qingling Motors.......................................      679,844
                                                                    -----------
                                                                      4,669,003
                                                                    -----------
            HUNGARY - 6.9%
     28,000 BorsodChem GDR........................................      690,200
     16,014 EGIS..................................................      928,812
     16,150 Gedeon Richter........................................      940,737
     43,600 OTP Bank GDR..........................................      784,800
      3,155 Pick Szeged GDR*......................................      186,782
     32,000 Tiszai Vegyi Kombinat GDR*............................      366,400
                                                                    -----------
                                                                      3,897,731
                                                                    -----------
            INDIA - 4.6%
     68,000 Arvind Mills GDR......................................      331,840
     69,000 Ashok Leyland GDR.....................................      655,845
     63,800 Indian Aluminum GDR...................................      255,200
     18,000 Indian Hotels GDR.....................................      454,500
     30,000 Industrial Credit & Investment Corp. of India GDR*....      292,500
     37,500 Larsen & Toubro GDR...................................      546,562
     11,500 Raymond Ltd. GDR*.....................................       69,000
                                                                    -----------
                                                                      2,605,447
                                                                    -----------
            INDONESIA - 3.8%
    671,000 Hero Supermarket......................................      497,142
    509,500 Panca Wiratama Sakti..................................      199,529
    550,000 Panin Bank............................................      628,704
    171,200 Semen Cibinong........................................      481,998
    235,000 Telekomunikasi........................................      370,110
                                                                    -----------
                                                                      2,177,483
                                                                    -----------
            MALAYSIA - 9.4%
     48,000 ACP Industries........................................      302,198
    187,000 IJM Corp. ............................................      440,566
    342,000 Kumpulan Guthrie......................................      606,676
    530,000 MBF Capital...........................................      860,424
    120,000 Malaysian Resources...................................      472,778
    460,000 Multi-Purpose Holdings................................      892,497
    172,000 Nylex.................................................      388,200
    180,000 Petronas Dagangan.....................................      463,275
    426,000 Tongkah Holdings*.....................................      654,476
    174,000 United Merchant Group.................................      286,613
                                                                    -----------
                                                                      5,367,703
                                                                    -----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
   Shares                         Description                        (See Note 1)
--------------------------------------------------------------------------------
            Common Stocks (continued)

            MEXICO - 8.8%
     82,000 Cemex ADR..............................................  $   637,493
    150,000 Cifra C*...............................................      181,484
     66,000 Desc B*................................................      359,924
     30,000 Grupo Carso ADR........................................      315,000
     38,000 Grupo Elektra..........................................      298,313
     39,000 Grupo Financiero Bancomer GDR*.........................      316,875
        576 Grupo Financiero Inbursa Class A.......................        1,731
        553 Grupo Financiero Inbursa Class B.......................        1,887
    100,000 Grupo Industrial Saltillo A............................      308,180
     11,000 Grupo Televisa GDR*....................................      281,875
     29,000 ICA....................................................      424,058
     76,000 Industrias Penoles.....................................      268,916
     50,000 Sanluis Corporacion....................................      309,448
     43,000 Sears Roebuck de Mexico ADR*...........................      147,481
    417,000 Telefonos de Mexico L..................................      685,393
     31,000 Tubo de Acero de Mexico*...............................      492,125
                                                                     -----------
                                                                       5,030,183
                                                                     -----------
            PAKISTAN - 0.0%
         74 Bhukari & Co...........................................           30
                                                                     -----------
            PERU - 1.0%
     27,000 Banco Wiese ADR........................................      158,625
     12,000 Buenaventura ADR.......................................      205,500
    120,000 Telefonica du Peru B...................................      223,369
                                                                     -----------
                                                                         587,494
                                                                     -----------
            PHILIPPINES - 4.5%
     82,432 Bacnotan Consolidated Industries.......................      269,550
    895,000 DMCI Holdings*.........................................      587,025
    221,000 First Philippines Holdings Class B.....................      504,183
  1,254,000 International Container Terminal Services*.............      655,608
      5,700 Philippine Long Distance Telephone ADR.................      290,700
      7,800 Union Bank of Philippines..............................        8,156
  1,249,000 William Gothong & Aboitiz..............................      246,951
                                                                     -----------
                                                                       2,562,173
                                                                     -----------
            POLAND - 6.2%
     22,740 Bank Rozwoju Eksportu..................................      682,026
     27,550 Debica*................................................      614,912
     84,900 Elektrim...............................................      769,826
      4,700 Krosno.................................................       90,151
     70,000 Okocimskie Zaklady Piwowarskie.........................      451,629
     97,560 Rolimpex...............................................      758,732
      2,900 Zaklady Piwowarskie w Zywcu............................      134,512
                                                                     -----------
                                                                       3,501,788
                                                                     -----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
   Shares                         Description                        (See Note 1)
--------------------------------------------------------------------------------
            Common Stocks (continued)

            RUSSIA - 1.3%
      4,650 Lukoil Holding ADR.....................................  $   218,550
      6,560 Mosenegro ADR..........................................      199,511
      5,730 Trade House GUM ADR*...................................      313,233
                                                                     -----------
                                                                         731,294
                                                                     -----------
            SOUTH AFRICA - 2.2%
     11,000 Anglo American.........................................      605,429
     75,000 Barlow.................................................      665,277
                                                                     -----------
                                                                       1,270,706
                                                                     -----------
            SOUTH KOREA - 3.1%
     54,000 Cho Hung Bank GDR*.....................................      405,000
      3,400 Daehan City Gas........................................      245,444
         16 Daewoo.................................................          122
     16,000 Dong-Ah Construction Industrial EDR*...................      172,000
      9,500 Han Wha Explosives*....................................      103,432
      3,277 Han Wha RFD*...........................................       35,679
        701 Hyundai Engineering & Construction*....................       15,430
     10,970 Korea Electric Power...................................      319,363
     36,300 Kum Ho Construction & Engineering......................      274,935
        151 Samsung Electronics RFD................................        8,131
      3,521 Samsung Electronics....................................      189,592
         48 Shinsegae Department Stores............................        1,994
                                                                     -----------
                                                                       1,771,122
                                                                     -----------
            SRI LANKA - 1.0%
    896,000 Asian Hotel*...........................................      157,941
     14,799 Development Finance of Ceylon..........................       67,825
    106,666 Hayleys................................................      338,443
                                                                     -----------
                                                                         564,209
                                                                     -----------
            TAIWAN - 4.8%
      1,467 Asia Cement GDS........................................       26,920
    650,000 Bank Sinopac...........................................      704,363
    301,900 Cathay Construction....................................      512,681
    567,000 China Steel............................................      531,949
     90,000 Clevo*.................................................      477,818
    315,000 Formosa Chemical & Fiber...............................      484,527
          1 Shin Kong Synthetic Fibers.............................            1
                                                                     -----------
                                                                       2,738,259
                                                                     -----------
            THAILAND - 7.6%
     80,000 Bangkok Bank...........................................      595,804
     45,000 Bank of Ayudhya........................................      106,157
     40,000 Grammy Entertainment...................................      455,432
     92,000 Italian-Thai Development...............................      588,318
     50,800 Kang Yong Electric.....................................      188,177
     16,500 Siam Cement............................................      517,274

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                      Value
   Shares                        Description                        (See Note 1)
-------------------------------------------------------------------------------
             Common Stocks (continued)

             THAILAND (CONTINUED)
     289,000 Thai Military Bank.................................   $   569,075
      53,000 Total Access Communication.........................       365,700
      84,500 United Communication Industry......................       909,382
                                                                   -----------
                                                                     4,295,319
                                                                   -----------
             ZIMBABWE - 1.1%
     110,000 Delta..............................................       385,449
   1,600,000 T.A. Holdings......................................       258,195
                                                                   -----------
                                                                       643,644
                                                                   -----------
             TOTAL -- COMMON STOCKS (Cost $53,525,718)..........    55,183,389
                                                                   -----------
             Preferred Stocks - 4.4%
             BRAZIL - 4.4%
  49,007,301 Banco Bradesco.....................................       355,139
   2,385,000 Petroleo Brasiliero................................       379,865
   1,223,376 Telebras...........................................        94,187
   3,810,000 Telemig............................................       471,163
   3,380,000 Telerj*............................................       427,713
   3,530,000 Telesp*............................................       764,363
                                                                   -----------
             TOTAL -- PREFERRED STOCKS (Cost $1,901,016)........     2,492,430
                                                                   -----------
             Warrants and Rights - 1.1%
             BRAZIL - 0.0%
      95,566 Brahma Warrants, expire 4/30/03*...................         4,598
                                                                   -----------
             MALAYSIA - 1.1%
     206,400 Gamuda Warrants, expire 1/17/00*...................       588,430
       6,000 Multi-Purpose Holdings Warrants, expire 11/23/98*..         3,136
     560,000 Multi-Purpose Holdings Rights, expire 1/7/97*......       --
                                                                   -----------
                                                                       591,566
                                                                   -----------
             SINGAPORE - 0.0%
      26,187 Jardine Strategic Holdings Warrants, expire
              5/02/98*..........................................        10,475
                                                                   -----------
             TOTAL -- WARRANTS AND RIGHTS (Cost $282,185).......       606,639
                                                                   -----------
  Principal
   Amount
 -----------
             Convertible Bonds - 0.8%

             TAIWAN - 0.8%
 USD 437,000 Compal Electronics, 1.00%, 11/21/03 (Cost
              $441,273).........................................       440,714
                                                                   -----------
             TOTAL INVESTMENTS -- 103.4% (Cost $56,150,192).....    58,723,172
             Other Assets and Liabilities (net) -- (3.4%).......    (1,909,328)
                                                                   -----------
             TOTAL NET ASSETS -- 100.0%.........................   $56,813,844
                                                                   ===========

  *   Non-income producing security
ADR   American Depositary Receipt
EDR   European Depositary Receipt
GDR   Global Depositary Receipt
GDS   Global Depositary Share
RFD   Ranked for Dividend
USD   United States Dollar

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                           GEOGRAPHIC CONCENTRATION*

Malaysia.................................................................  10.5%
Brazil...................................................................  10.1
Mexico...................................................................   8.8
Hong Kong................................................................   8.2
Thailand.................................................................   7.6
Hungary..................................................................   6.9
Poland...................................................................   6.2
Taiwan...................................................................   5.6
Argentina................................................................   5.5
India....................................................................   4.6
Philippines..............................................................   4.5
Indonesia................................................................   3.8
China....................................................................   3.6
Chile....................................................................   3.4
South Korea..............................................................   3.1
Czech Republic...........................................................   2.8
South Africa.............................................................   2.2
Croatia..................................................................   1.6
Russia...................................................................   1.3
Zimbabwe.................................................................   1.1
Peru.....................................................................   1.0
Sri Lanka................................................................   1.0
                                                                          -----
                                                                          103.4
Other Assets and Liabilities (net).......................................  (3.4)
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====


                               SECTOR ALLOCATION*

Financial Services.......................................................  19.1%
Materials & Processing...................................................  15.2
Technology...............................................................  14.8
Producer Durables........................................................  13.1
Consumer Discretionary...................................................   6.8
Autos & Transportation...................................................   6.6
Utilities................................................................   5.6
Consumer Staples.........................................................   5.5
Energy...................................................................   2.0
Healthcare...............................................................   1.6
Other....................................................................  13.1
                                                                          -----
                                                                          103.4
Other Assets and Liabilities (net).......................................  (3.4)
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

* Unaudited

See accompanying notes to the financial statements.

 GOVETT SMALLER COMPANIES FUND

 Schedule of Investments
 December 31, 1996

                                                                       Value
   Shares                         Description                       (See Note 1)
--------------------------------------------------------------------------------
             Common Stocks - 94.4%

             ADVERTISING - 0.9%
      81,000 C.K.S. Group*........................................  $  2,257,875
                                                                    ------------
             BROADCASTING - 3.7%
     318,800 Pairgain Technologies*...............................     9,703,475
                                                                    ------------
             COMMERCIAL SERVICES - 7.1%
      77,000 APAC Teleservices*...................................     2,954,875
      90,000 COHR*................................................     2,430,000
     250,000 Larscom Class A*.....................................     2,843,750
     155,000 Physician Support Systems*...........................     2,983,750
      49,000 Quintiles Transnational*.............................     3,246,250
      85,000 Registry*............................................     3,920,625
                                                                    ------------
                                                                      18,379,250
                                                                    ------------
             COMMUNICATIONS -- CUSTOMER EQUIPMENT - 8.2%
     174,000 Ascend Communications*...............................    10,809,750
     536,600 DSP Communications*..................................    10,396,625
                                                                    ------------
                                                                      21,206,375
                                                                    ------------
             COMPUTER SOFTWARE AND SERVICES - 20.8%
     288,300 Cognos*..............................................     8,108,437
      15,500 Cotelligent Group*...................................       373,938
     181,300 Edify*...............................................     2,900,800
      95,400 Forte Software*......................................     3,124,350
      99,500 I2 Technologies*.....................................     3,805,875
     125,000 Industri-Matematik International*....................     1,640,625
      96,400 INSO*................................................     3,831,900
      75,000 Intelligroup*........................................       825,000
     175,450 McAfee Associates*...................................     7,719,800
      37,300 Pegasystems*.........................................     1,123,662
      98,200 Premenos Technology*.................................       846,975
     104,858 Pure Atria*..........................................     2,595,236
     223,700 Sunquest Information Systems*........................     3,187,725
     491,400 Systemsoft*..........................................     7,309,575
      15,000 Unison Software*.....................................       401,250
     145,000 Vantive*.............................................     4,531,250
      65,800 Versant Object Technology*...........................     1,225,525
      10,000 Videoserver*.........................................       425,000
                                                                    ------------
                                                                      53,976,923
                                                                    ------------
             CONSULTING - 0.4%
      30,000 Metzler Group*.......................................       952,500
                                                                    ------------
             CONSUMER GOODS - 1.2%
     135,000 Bitstream*...........................................       877,500
     174,000 Vans*................................................     2,175,000
                                                                    ------------
                                                                       3,052,500
                                                                    ------------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

                                                                       Value
 Shares                         Description                         (See Note 1)
--------------------------------------------------------------------------------
         Common Stocks (continued)

         ELECTRIC PRODUCTS - 0.2%
  60,000 Gasonics International*..................................  $    615,000
                                                                    ------------
         ELECTRICAL EQUIPMENT - 3.4%
 157,700 Fore Systems*............................................     5,184,387
  72,000 Microchip Technology*....................................     3,663,000
                                                                    ------------
                                                                       8,847,387
                                                                    ------------
         ELECTRONIC COMPONENTS - 3.0%
 240,000 Chips & Technologies*....................................     4,380,000
 126,500 ESS Technology*..........................................     3,557,812
                                                                    ------------
                                                                       7,937,812
                                                                    ------------
         ELECTRONICS - 3.4%
 129,300 Kent Electronics*........................................     3,329,475
 107,400 Micrel*..................................................     3,396,525
 240,000 Printrak International*..................................     2,040,000
                                                                    ------------
                                                                       8,766,000
                                                                    ------------
         ENERGY EQUIPMENT & SERVICES - 8.0%
  75,000 Comstock Resources*......................................       975,000
  91,100 ENSCO International*.....................................     4,418,350
 193,700 Marine Drilling*.........................................     3,813,469
 100,000 Pride Petroleum Services*................................     2,325,000
  78,700 Reading & Bates*.........................................     2,085,550
  63,900 Seacor Holdings*.........................................     4,025,700
  70,000 Tidewater................................................     3,167,500
                                                                    ------------
                                                                      20,810,569
                                                                    ------------
         ENVIRONMENTAL CONTROL - 0.7%
  95,600 American Disposal Services*..............................     1,768,600
                                                                    ------------
         HEALTH & PERSONAL CARE - 11.0%
 263,000 ABR Information Systems*.................................    10,355,625
 156,400 Access Health*...........................................     6,998,900
 160,000 Endosonics*..............................................     2,440,000
 130,800 Hologic*.................................................     3,237,300
 160,000 Medical Resources*.......................................     1,820,000
  15,000 Molecular Devices*.......................................       233,438
  45,200 Rotech Medical*..........................................       949,200
  98,000 Spine-Tech*..............................................     2,450,000
                                                                    ------------
                                                                      28,484,463
                                                                    ------------
         LEISURE - 0.8%
 101,400 WMS Industries*..........................................     2,028,000
                                                                    ------------
         PHARMACEUTICALS - 1.7%
  93,200 Dura Pharmaceuticals*....................................     4,450,300
                                                                    ------------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

                                                                      Value
   Shares                        Description                       (See Note 1)
-------------------------------------------------------------------------------
            Common Stocks (continued)

            RETAIL - 7.0%
    215,000 Claire's Stores.....................................   $  2,795,000
     93,600 Hot Topic*..........................................      1,848,600
     65,600 Inacom*.............................................      2,624,000
    115,000 Just For Feet*......................................      3,018,750
    125,800 Rexall Sundown*.....................................      3,420,188
    129,800 The Finish Line Class A*............................      2,742,025
     84,900 Wet Seal*...........................................      1,814,738
                                                                   ------------
                                                                     18,263,301
                                                                   ------------
            TELECOMMUNICATIONS - 12.9%
     27,500 Adtran*.............................................      1,141,250
    121,400 ADC Telecommunications*.............................      3,778,575
    166,000 Aspect Telecommunications*..........................     10,541,000
     63,700 Cascade Communications*.............................      3,511,462
     51,000 Davox*..............................................      2,103,750
     85,000 Lightbridge*........................................        727,812
     95,000 Pacific Gateway Exchange*...........................      3,467,500
    130,300 Snyder Communications*..............................      3,518,100
     44,400 US Robotics.........................................      3,196,800
     68,500 Westell Technologies*...............................      1,566,938
                                                                   ------------
                                                                     33,553,187
                                                                   ------------
            TOTAL -- COMMON STOCKS (Cost $241,462,796)..........    245,053,517
                                                                   ------------
 Principal
   Amount
 ----------
            Repurchase Agreement - 3.7%
 $9,664,438 Chase Manhattan Bank Repurchase Agreement, dated
             12/31/96 due 1/2/97, with a maturity value of
             $9,667,659 and an effective yield of 6.00%,
             collateralized by U.S. Treasury Notes, 7.25%, due
             5/16/16, valued at $9,761,082.
             (Cost $9,664,438)..................................      9,664,438
                                                                   ------------
            TOTAL INVESTMENTS -- 98.1% (Cost $251,127,234)......    254,717,955
            Other Assets and Liabilities (net) -- 1.9%..........      5,016,846
                                                                   ------------
            TOTAL NET ASSETS -- 100.0%..........................   $259,734,801
                                                                   ============

*Non-income producing security

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996



                           GEOGRAPHIC CONCENTRATION*

United States............................................................  98.1%
                                                                          -----
Other Assets and Liabilities (net).......................................   1.9
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====




                               SECTOR ALLOCATION*

Computer Software and Services...........................................  20.8%
Telecommunications.......................................................  12.9
Health & Personal Care...................................................  11.0
Electrical & Electronics.................................................  10.0
Communications -- Customer Equipment.....................................   8.2
Energy Equipment & Services..............................................   8.0
Commercial Services......................................................   7.1
Retail...................................................................   7.0
Broadcasting & Publishing................................................   3.7
Pharmaceuticals..........................................................   1.7
Consumer Goods...........................................................   1.2
Advertising..............................................................   0.9
Leisure..................................................................   0.8
Environmental Control....................................................   0.7
Consulting...............................................................   0.4
                                                                          -----
                                                                           94.4
Repurchase Agreement.....................................................   3.7
                                                                          -----
                                                                           98.1
Other Assets and Liabilities (net).......................................   1.9
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

* Unaudited

See accompanying notes to the financial statements.

 GOVETT PACIFIC STRATEGY FUND

 Schedule of Investments
 December 31, 1996


                                                                        Value
 Shares                          Description                         (See Note 1)
--------------------------------------------------------------------------------
         Common Stocks - 98.3%

         AUSTRALIA - 4.0%
   3,300 Broken Hill Proprietary....................................  $   46,975
   1,800 Lend Lease.................................................      34,888
  35,000 National Foods.............................................      44,484
  26,650 Pasminco...................................................      41,915
                                                                      ----------
                                                                         168,262
                                                                      ----------
         CHINA - 5.2%
 167,000 Guangshen Railway*.........................................      72,332
   3,600 Huaneng Power International ADR*...........................      81,000
   1,000 Shandong Huaneng Power ADR ................................       9,750
  22,000 Want Want Holdings.........................................      57,860
                                                                      ----------
                                                                         220,942
                                                                      ----------
         HONG KONG - 18.4%
 141,000 Aeon Credit Service........................................      45,119
 143,000 Chaifa Holdings ...........................................      37,439
 212,000 China Overseas Land & Investment...........................     107,583
  29,000 China Resources Enterprise.................................      65,240
 240,000 China Travel International Investment......................     106,277
  57,000 Chinese Estates Holdings...................................      63,378
  21,000 Elec & Eltek International.................................      79,800
   6,000 Hutchison Whampoa..........................................      47,126
 154,000 Oriental Press Group.......................................      69,190
 206,000 Regal Hotels International.................................      71,912
 240,000 Shougang Concord International Enterprises.................      44,062
  22,500 Windsor Properties Holdings*...............................      36,218
                                                                      ----------
                                                                         773,344
                                                                      ----------
         INDIA - 5.9%
   8,000 Crompton Greaves GDR*......................................      31,800
   8,000 Industrial Credit & Investment Corp. of India GDR*.........      76,000
   2,000 Larsen & Toubro GDR........................................      29,150
   3,000 Ranbaxy Laboratories GDS...................................      54,000
   6,000 Steel Authority of India GDR...............................      57,675
                                                                      ----------
                                                                         248,625
                                                                      ----------
         INDONESIA - 4.3%
 103,000 Bank Umum Nasional.........................................      74,132
  58,000 Panin Bank.................................................      66,300
  25,000 Telekomunikasi.............................................      43,131
                                                                      ----------
                                                                         183,563
                                                                      ----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
 Shares                          Description                         (See Note 1)
--------------------------------------------------------------------------------
         Common Stocks (continued)

         JAPAN - 18.3%
   1,000 Ado Electronic Industrial..................................  $   24,350
   5,000 Hitachi....................................................      46,628
   2,000 Inaba Denkisangyo..........................................      38,511
   3,000 Kirin Brewery..............................................      29,531
   6,000 Koiti Manufacturing........................................      40,152
   1,000 Kyocera ...................................................      62,343
   9,000 Mitsubishi Cable Industries................................      40,411
   6,000 Mitsubishi Motors..........................................      43,779
   4,000 Nifco......................................................      41,793
       5 Nippon Telegraph & Telephone...............................      37,907
   5,000 Ricoh......................................................      57,422
   1,000 Seven-Eleven...............................................      58,544
   7,000 Snow Brand Milk Products...................................      39,591
     900 Sony.......................................................      58,985
   2,000 Taisho Pharmaceutical......................................      47,146
   4,000 Taiyo Yuden................................................      55,954
   3,000 Yamaha.....................................................      51,032
                                                                      ----------
                                                                         774,079
                                                                      ----------
         MALAYSIA - 15.0%
   6,500 ACP Industries.............................................      40,923
  34,000 Advance Synergy............................................      53,851
  19,000 DCB Holdings...............................................      65,076
   8,000 Gadek......................................................      64,304
  39,000 Kumpulan Guthrie...........................................      69,182
  26,000 Land & General Holdings....................................      62,285
  30,000 Malaysian Industrial Development...........................      55,830
  16,000 Malaysian Resources........................................      63,037
  40,000 MBF Capital................................................      64,938
  30,000 Multi-Purpose Holdings.....................................      58,206
   5,000 Rashid Hussain.............................................      33,063
                                                                      ----------
                                                                         630,695
                                                                      ----------
         PAKISTAN - 0.8%
     483 Pakistan Telecommunications GDR*...........................      32,601
                                                                      ----------
         PHILIPPINES - 5.0%
  70,000 DMCI Holdings*.............................................      45,913
   9,120 Far East Bank & Trust (partly paid)........................      36,411
   4,000 Philippine National Bank...................................      47,528
  55,000 Sime Darby Pilipinas.......................................      73,194
   7,160 Union Bank of Philippines*.................................       7,487
                                                                      ----------
                                                                         210,533
                                                                      ----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
 Shares                          Description                         (See Note 1)
--------------------------------------------------------------------------------
         Common Stocks (continued)

         SINGAPORE - 4.3%
  18,600 Acma.......................................................  $   40,143
   6,000 Overseas-Chinese Banking...................................      74,609
  12,700 Sembawang Shipyard.........................................      67,162
                                                                      ----------
                                                                         181,914
                                                                      ----------
         SOUTH KOREA - 3.1%
   4,400 Cho Hung Bank GDR*.........................................      33,000
   3,000 Dong-Ah Construction Industrial EDR*.......................      32,250
     840 Korea Electric Power.......................................      24,454
     244 Samchully New 1............................................      17,614
      97 Samchully New 2*...........................................       6,830
     302 Samsung Electronics........................................      16,262
       4 Shinsegae Department Stores................................         166
                                                                      ----------
                                                                         130,576
                                                                      ----------
         TAIWAN - 5.4%
  48,000 Bank Sinopac*..............................................      52,015
  33,000 Cathay Construction........................................      56,040
  37,000 China Steel................................................      34,713
  21,000 Formosa Chemical & Fiber...................................      32,302
  39,590 Yang Ming Marine Transportation ...........................      52,403
                                                                      ----------
                                                                         227,473
                                                                      ----------
         THAILAND - 8.6%
  12,500 EMC*.......................................................      43,135
  50,000 First Bangkok City Bank ...................................      48,740
  31,000 IFCT Finance & Securities..................................      44,120
   8,600 Property Perfect...........................................       8,886
   1,700 Siam Cement................................................      53,295
  51,000 Siam City Bank.............................................      47,727
  25,500 Thai Military Bank.........................................      50,213
   6,000 United Communication Industry..............................      64,571
                                                                      ----------
                                                                         360,687
                                                                      ----------
         TOTAL -- COMMON STOCKS (Cost $4,008,472)...................   4,143,294
                                                                      ----------
         Warrants and Rights - 0.2%
         HONG KONG - 0.0%
   2,400 China Travel Warrants, expire 6/30/98*.....................         478
  18,400 Oriental Press Group Warrants, expire 10/2/98*.............      --
                                                                      ----------
                                                                             478
                                                                      ----------
         JAPAN - 0.1%
      25 Nankai Electric Warrants, expire 12/2/97*..................         782
      20 Optec Dai-Ichi Denko Warrants, expire 2/8/00*..............       5,250
                                                                      ----------
                                                                           6,032
                                                                      ----------

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
 Shares                          Description                         (See Note 1)
--------------------------------------------------------------------------------
         Warrants and Rights (continued)

         MALAYSIA - 0.0%
  46,000 Multi-Purpose Holdings Rights, expire 1/7/97*.............   $   --
                                                                      ----------
         SINGAPORE - 0.1%
   4,650 ACMA Ltd. Warrants, expire 7/24/01*.......................        2,974
                                                                      ----------
         TOTAL -- WARRANTS AND RIGHTS (Cost $28,832)...............        9,484
                                                                      ----------
         TOTAL INVESTMENTS -- 98.5% (Cost $4,037,304)..............    4,152,778
         Other Assets and Liabilities (net) -- 1.5%................       65,553
                                                                      ----------
         TOTAL NET ASSETS -- 100.0%................................   $4,218,331
                                                                      ==========

  * Non-income producing security
ADR American Depositary Receipt
EDR European Depositary Receipt
GDR Global Depositary Receipt
GDS Global Depositary Share

See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                           GEOGRAPHIC CONCENTRATION*

Japan....................................................................  18.4%
Hong Kong................................................................  18.4
Malaysia.................................................................  15.0
Thailand.................................................................   8.6
India....................................................................   5.9
Taiwan...................................................................   5.4
China....................................................................   5.2
Philippines..............................................................   5.0
Singapore................................................................   4.4
Indonesia................................................................   4.3
Australia................................................................   4.0
South Korea..............................................................   3.1
Pakistan.................................................................   0.8
                                                                          -----
                                                                           98.5
Other Assets and Liabilities (net).......................................   1.5
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====


                               SECTOR ALLOCATION*

Producer Durables........................................................  17.6%
Banks....................................................................  15.3
Technology...............................................................  13.3
Materials & Processing...................................................   9.8
Financial Services.......................................................   8.2
Real Estate..............................................................   6.7
Autos & Transportation...................................................   6.6
Consumer Staples.........................................................   4.7
Utilities................................................................   2.5
Consumer Discretionary...................................................   2.5
Energy...................................................................   0.6
Other....................................................................  10.7
                                                                          -----
                                                                           98.5
Other Assets and Liabilities (net).......................................   1.5
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

* Unaudited

 See accompanying notes to the financial statements.

 GOVETT LATIN AMERICA FUND

 Schedule of Investments
 December 31, 1996


                                                                        Value
  Shares                         Description                        (See Note 1)
 -------------------------------------------------------------------------------
           Common Stocks--85.2%

           ARGENTINA - 14.5%
    14,490 Banco Frances del Rio de la Plata........................  $  135,506
     1,900 Central Costanera ADR....................................      58,150
     2,340 Disco ADR*...............................................      66,105
    10,400 Perez Companc B..........................................      73,125
     5,700 Quilmes Industrial ADR...................................      49,481
     2,800 Siderar ADR..............................................      65,800
     4,200 Telefonica de Argentina ADR..............................     108,676
     2,400 YPF ADR..................................................      60,600
                                                                      ----------
                                                                         617,443
                                                                      ----------
           BRAZIL - 25.6%
    10,644 Aracruz Celulose ADR.....................................      87,813
     4,650 Cemig ADR................................................     158,417
     1,125 Centrais Electricas de Santa Catarina GDR*...............     101,812
    10,000 Elevadores Atlas*........................................      98,162
   260,000 Light Participacoes*.....................................      63,055
     2,500 Multicanal Participacoes ADR*............................      32,031
   730,000 Paulista de Forca e Luz*.................................      86,411
     2,315 Telebras ADR.............................................     177,098
   330,000 Telefonica da Borda do Campo.............................     129,891
     4,600 Usiminas ADR.............................................      46,926
     5,650 Vale Rio Doce ADR........................................     108,748
                                                                      ----------
                                                                       1,090,364
                                                                      ----------
           CHILE - 9.0%
     5,500 Banco Santander Chile ADR................................      82,500
     3,000 Cerveceria Unidas ADR....................................      48,375
     2,000 Enersis ADR..............................................      55,500
     1,000 Quimica y Minera ADR.....................................      54,125
     1,400 Telecomunicaciones de Chile ADR..........................     141,575
                                                                      ----------
                                                                         382,075
                                                                      ----------
           COLOMBIA - 1.5%
     2,000 Cadenalco ADR............................................      20,500
     2,500 Suramericana de Seguros..................................      45,717
                                                                      ----------
                                                                          66,217
                                                                      ----------
           MEXICO - 27.4%
     2,500 Acer Computer International Ltd. ADR*....................      42,803
    14,606 Cemex ADR................................................     113,552
    12,800 Desc B*..................................................      69,803
     2,250 Grupo Ara ADR............................................      49,500
    15,000 Grupo Carso..............................................      77,996
    50,000 Grupo Corvi*.............................................      34,876
     7,000 Grupo Elektra............................................      54,952
     8,000 Grupo Financiero Bancomer ADS*...........................      65,000

   See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
  Shares                         Description                        (See Note 1)
 -------------------------------------------------------------------------------
           Common Stocks (continued)

           MEXICO (CONTINUED)
   108,000 Grupo Industrial Camesa B*..............................  $   49,994
     5,900 ICA.....................................................      86,274
    21,000 Industrias CH, B*.......................................      64,851
    14,000 Industrias Penoles......................................      49,537
    29,308 Organizacion Soriana B..................................      53,894
    11,000 Sanluis Corporacion.....................................      68,079
    19,000 Sears Roebuck de Mexico*................................      32,530
     4,900 Telefonos de Mexico ADR.................................     161,700
     5,700 Tubo de Acero de Mexico ADR*............................      90,487
                                                                     ----------
                                                                      1,165,828
                                                                     ----------
           PERU - 3.2%
     5,000 Banco Wiese ADR.........................................      29,375
     3,500 Buenaventura............................................      25,464
    30,930 Luz Del Sur B ..........................................      37,189
     2,070 Luz Del Sur Servicios B.................................       1,221
    23,000 Telefonica de Peru......................................      42,803
                                                                     ----------
                                                                        136,052
                                                                     ----------
           VENEZUELA - 4.0%
    60,000 Ceramica Carabobo ADR B.................................      65,508
     1,370 Compania Anonima Nacional Telefonos de Venezuela ADR*...      38,531
     5,000 Mavesa ADR..............................................      33,480
     6,000 Venprecar GDR...........................................      33,300
                                                                     ----------
                                                                        170,819
                                                                     ----------
           TOTAL -- COMMON STOCKS (Cost $3,345,749)................   3,628,798
                                                                     ----------
           Preferred Stocks - 12.8%

           ARGENTINA - 0.5%
     2,750 Quilmes Industrial......................................      24,200
                                                                     ----------
           BRAZIL - 12.3%
 7,000,000 Banco Bradesco..........................................      50,727
   100,000 Banco Itau..............................................      43,307
   253,000 Companhia Cimento Portland Itau.........................      88,863
   495,000 Petroleo Brasiliero.....................................      78,840
   790,000 Telemig.................................................      97,695
   743,000 Telesp..................................................     160,884
                                                                     ----------
                                                                        520,316
                                                                     ----------
           TOTAL -- PREFERRED STOCKS (Cost $462,008)...............     544,516
                                                                     ----------

   See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996


                                                                        Value
  Shares                         Description                        (See Note 1)
 -------------------------------------------------------------------------------
           Warrants - 0.1%

           MEXICO - 0.1%
    20,000  Metaclad Warrants, expire 9/30/99* (Cost $0)............  $    4,000
                                                                      ----------
           TOTAL INVESTMENTS -- 98.1% (Cost $3,807,757)............    4,177,314
           Other Assets and Liabilities (net) -- 1.9%..............       83,247
                                                                      ----------
           TOTAL NET ASSETS -- 100.0%..............................   $4,260,561
                                                                      ==========

  *Non-income producing security
   ADR American Depositary Receipt
   ADS American Depositary Share
   GDR Global Depositary Receipt

   See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

                        GEOGRAPHIC CONCENTRATION*
Brazil...................................................................  37.9%
Mexico...................................................................  27.5
Argentina................................................................  15.0
Chile....................................................................   9.0
Venezuela................................................................   4.0
Peru.....................................................................   3.2
Colombia.................................................................   1.5
                                                                          -----
                                                                           98.1
Other Assets and Liabilities (net).......................................   1.9
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====


                               SECTOR ALLOCATION*

Telecommunications.......................................................  24.2%
Producer Durables........................................................  15.7
Financial Services.......................................................  10.7
Materials & Processing...................................................  10.5
Energy...................................................................   9.6
Consumer Staple..........................................................   8.1
Utilities................................................................   8.0
Consumer Discretionary...................................................   3.7
Electronics..............................................................   1.1
Other....................................................................   6.5
                                                                          -----
                                                                           98.1
Other Assets and Liabilities (net).......................................   1.9
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

 * Unaudited

   See accompanying notes to the financial statements.

 GOVETT GLOBAL INCOME FUND

 Schedule of Investments
 December 31, 1996


    Principal                                                            Value
      Amount                        Description                      (See Note 1)
---------------------------------------------------------------------------------
                  Government Bonds and Notes - 81.2%

                  AUSTRIA - 6.4%
 ATS  13,800,000  Austrian Government 6.25%, 5/31/06.............   $ 1,311,252
                                                                    -----------
                  DENMARK - 1.8%
 DKK   2,000,000  Kingdom of Denmark 8.00%, 11/15/01.............       376,862
                                                                    -----------
                  GERMANY - 8.5%
 DEM   2,470,000  Treuhandanstalt 6.75%, 5/13/04.................     1,722,058
                                                                    -----------
                  NETHERLANDS - 11.8%
 NLG   3,600,000  Netherlands Government 8.50%, 3/15/01..........     2,395,346
                                                                    -----------
                  RUSSIA - 4.8%
 USD   1,000,000  Russia (Ministry of Finance) 9.25%, 11/27/01...       974,375
                                                                    -----------
                  UNITED KINGDOM - 4.6%
 GBP     525,000  U.K. Treasury Note 8.00%, 12/7/15..............       933,098
                                                                    -----------
                  UNITED STATES - 43.3%
 USD   4,000,000  U.S. Treasury Note 5.50%, 7/31/97..............     3,995,000
 USD   2,750,000  U.S. Treasury Note 6.50%, 8/31/01..............     2,780,080
 USD   1,900,000  U.S. Treasury Note 7.50%, 2/15/05..............     2,032,407
                                                                    -----------
                                                                      8,807,487
                                                                    -----------
                  TOTAL -- GOVERNMENT BONDS AND NOTES
                   (Cost $16,433,868)............................    16,520,478
                                                                    -----------
                  Short-Term Investments - 16.7%

                  MEXICO - 2.5%
 MXP   3,982,000  Mexican Cetes, 1/2/97..........................       504,605
                                                                    -----------
                  BRAZIL - 2.5%
 USD     500,000  Constran International Commercial Paper,
                   10/22/96(a)...................................       325,000
 USD     300,000  Constran International Commercial Paper,
                   12/12/96(a)...................................       195,000
                                                                    -----------
                                                                        520,000
                                                                    -----------
                  UNITED STATES - 11.7%
 USD   2,380,314  Chase Manhattan Bank London Time Deposit
                   5.375%, 1/2/97................................     2,380,314
                                                                    -----------
                  TOTAL -- SHORT-TERM INVESTMENTS
                   (Cost $3,682,452).............................     3,404,919
                                                                    -----------
                  TOTAL INVESTMENTS -- 97.9% (Cost $20,116,320)..    19,925,397
                  Other Assets and Liabilities (net) -- 2.1%.....       428,384
                                                                    -----------
                  TOTAL NET ASSETS -- 100.0%.....................   $20,353,781
                                                                    ===========

ATS Austrian Schilling
DEM German Mark
DKK Danish Krone
GBP British Pound
MXP Mexican Peso
NLG Netherland Guilder
USD United States Dollar
(a)
  This Brazilian construction company defaulted on these two tranches of debt. Following consideration of factors such as Constran's receivables and a planned debt restructuring, the Manager determined value pursuant to fair valuation procedures approved by the Board of Directors.

  See accompanying notes to the financial statements.

 Schedule of Investments
 December 31, 1996

                              GEOGRAPHIC CONCENTRATION*
       United States.....................................................  55.0%
       Netherlands.......................................................  11.8
       Germany...........................................................   8.5
       Austria...........................................................   6.4
       Russia............................................................   4.8
       United Kingdom....................................................   4.6
       Brazil............................................................   2.5
       Mexico............................................................   2.5
       Denmark...........................................................   1.8
                                                                          -----
                                                                           97.9
       Other Assets and Liabilities (net)................................   2.1
                                                                          -----
         Total Net Assets................................................ 100.0%
                                                                          =====



  * Unaudited

  See accompanying notes to the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 STATEMENTS OF ASSETS AND LIABILITIES

 For the year ended December 31, 1996

                                                    International  Emerging
                                                       Equity       Markets
                                                        Fund         Fund
                                                    ------------- -----------
ASSETS:
Investments, at value (Note 1)--(see accompanying
 Schedule of Investments)..........................  $25,471,748  $58,723,172
Cash...............................................       39,646       35,551
Foreign currency, at value (Note 1)................    1,388,341      655,532
Receivable from:
 Securities sold...................................      --           --
 Net open forward currency contracts (Note 8)......      135,642      --
 Fund shares sold..................................       26,175      122,729
 Dividends and interest............................       40,508       58,444
 Investment manager (Note 2).......................       59,647      --
Deferred organization expense (Note 1).............          226          226
Other assets.......................................       17,489       10,411
                                                     -----------  -----------
 Total assets......................................   27,179,422   59,606,065
                                                     -----------  -----------
LIABILITIES:
Notes payable (Note 4).............................      670,000    1,200,000
Payable for:
 Securities purchased..............................      --           --
 Fund shares repurchased...........................      377,592    1,243,141
 Distributions declared............................      151,597       25,801
 Deferred foreign country taxes....................          171       13,535
 Investment manager (Note 2).......................      --               749
 Net open forward currency contracts (Note 8)......      --           --
Accrued expenses and other liabilities.............      158,357      308,995
                                                     -----------  -----------
 Total liabilities.................................    1,357,717    2,792,221
                                                     -----------  -----------
NET ASSETS.........................................  $25,821,705  $56,813,844
                                                     ===========  ===========
NET ASSETS CONSIST OF:
Paid-in-capital....................................  $22,882,510  $60,124,392
Undistributed net investment income (loss).........     (203,336)     --
Accumulated net realized gain (loss) on
 investments, foreign currency transactions, and
 forward purchase commitments......................      423,006   (5,867,782)
Net unrealized appreciation (depreciation) on
 investments, forward currency contracts and net
 other assets (net of accrued foreign country tax
 unrealized appreciation)..........................    2,719,525    2,557,234
                                                     -----------  -----------
NET ASSETS.........................................  $25,821,705  $56,813,844
                                                     ===========  ===========
SHARES OUTSTANDING.................................    2,307,951    4,159,195
                                                     ===========  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE.....  $     11.19  $     13.66
                                                     ===========  ===========
OFFERING PRICE PER SHARE (NET ASSET VALUE DIVIDED
 BY 95.05%)........................................  $     11.77  $     14.37
                                                     ===========  ===========

Cost of investments................................  $22,901,400  $56,150,192
Cost of foreign currency...........................  $ 1,375,152  $   657,263

  See accompanying notes to the financial statements.

                   Smaller       Pacific       Latin       Global
                  Companies     Strategy      America      Income
                     Fund         Fund         Fund         Fund
                 ------------  -----------  -----------  -----------
                 $254,717,955  $ 4,152,778  $ 4,177,314  $19,925,397
                    2,163,967       28,409       10,982      227,915
                      --           415,770           28       56,072
                   13,401,251       82,075       17,014      --
                      --           --           --           --
                    3,721,600        1,896        4,162        1,184
                        2,611        1,120       18,585      476,851
                      --           130,638      127,907       86,917
                        8,123       12,642       12,875          226
                       13,944        9,598        9,618       11,449
                 ------------  -----------  -----------  -----------
                  274,029,451    4,834,926    4,378,485   20,786,011
                 ------------  -----------  -----------  -----------
                      --           440,000      --           --
                    5,041,361       19,533      --           --
                    8,364,546       12,369        4,569      113,707
                      --             9,397        1,404       53,572
                      --             1,236          115      --
                      103,173      --           --           --
                      --           --           --           137,201
                      785,570      134,060      111,836      127,750
                 ------------  -----------  -----------  -----------
                   14,294,650      616,595      117,924      432,230
                 ------------  -----------  -----------  -----------
                 $259,734,801  $ 4,218,331  $ 4,260,561  $20,353,781
                 ============  ===========  ===========  ===========
                 $268,989,923  $ 6,212,056  $ 5,741,002  $24,648,666
                      --           (26,241)     --           (80,433)
                  (12,845,842)  (2,080,812)  (1,849,628)  (3,881,014)
                    3,590,720      113,328      369,187     (333,438)
                 ------------  -----------  -----------  -----------
                 $259,734,801  $ 4,218,331  $ 4,260,561  $20,353,781
                 ============  ===========  ===========  ===========
                   11,899,434      461,073      534,536    2,447,315
                 ============  ===========  ===========  ===========
                 $      21.83  $      9.15  $      7.97  $      8.32
                 ============  ===========  ===========  ===========
                 $      22.97  $      9.63  $      8.39  $      8.75
                 ============  ===========  ===========  ===========
                 $251,127,234  $ 4,037,304  $ 3,807,757  $20,116,320
                 $    --       $   416,742  $        27  $    55,548

 STATEMENTS OF OPERATIONS

 For the year ended December 31, 1996

                                                       International  Emerging
                                                          Equity      Markets
                                                           Fund         Fund
                                                       ------------- ----------
INVESTMENT INCOME:
Interest*............................................   $   15,321   $   91,295
Dividends*...........................................      381,164    1,345,047
                                                        ----------   ----------
 Total investment income.............................      396,485    1,436,342
                                                        ----------   ----------
EXPENSES:
Management fee (Note 2)..............................      238,566      652,671
Custody and administration fees......................      122,101      379,381
12b-1 fee Class A (Note 3)...........................      140,462      392,612
Professional fees....................................       93,250       88,922
Transfer agency fee..................................      126,658      339,665
Registration and filing fees.........................       55,970       61,174
Directors' fees and expenses.........................       22,140       26,061
Amortization of organization costs (Note 1)..........       14,190       14,190
Other................................................       31,152       49,260
                                                        ----------   ----------
 Total expenses......................................      844,489    2,003,936
                                                        ----------   ----------
Less: Expenses reimbursable and fees waived by the
 Manager (Note 2)....................................      174,141      137,788
                                                        ----------   ----------
Net operating expenses...............................      670,348    1,866,148
                                                        ----------   ----------
Interest and other non-operating expenses............       22,682       53,386
                                                        ----------   ----------
NET INVESTMENT INCOME (LOSS).........................     (296,545)    (483,192)
                                                        ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investment transactions and forward purchase
  commitments........................................    2,717,344    2,641,696
 Foreign currency transactions.......................      383,859     (467,671)
                                                        ----------   ----------
 Net realized gain (loss)............................    3,101,203    2,174,025
                                                        ----------   ----------
Net change in unrealized appreciation (depreciation)
 on:
 Investments and forward purchase commitments........      328,138    6,628,541
 Foreign currency transactions.......................       44,910       16,468
                                                        ----------   ----------
 Net unrealized appreciation (depreciation) during
  the period.........................................      373,048    6,645,009
                                                        ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............    3,474,251    8,819,034
                                                        ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..........................................   $3,177,706   $8,335,842
                                                        ==========   ==========
* Net of foreign taxes withheld of...................   $   37,803   $  117,065

See accompanying notes to the financial statements.

                    Smaller      Pacific      Latin       Global
                   Companies     Strategy    America      Income
                     Fund          Fund        Fund        Fund
                 -------------  ----------  ----------  -----------
                 $   1,453,346  $   14,792  $    6,821  $ 2,640,716
                       100,254      86,630     201,502      --
                 -------------  ----------  ----------  -----------
                     1,553,600     101,422     208,323    2,640,716
                 -------------  ----------  ----------  -----------
                     3,144,746      62,037      56,499      180,905
                       688,987     171,817     110,573       94,405
                     1,889,748      40,672      33,405      105,247
                        82,663      95,024      91,719       91,994
                     1,746,606      40,102      37,758      112,213
                       128,194      56,541      50,811       52,807
                        50,059      20,563      19,698       22,117
                         8,165       6,343       5,929       14,190
                       107,129      26,735      23,711       35,279
                 -------------  ----------  ----------  -----------
                     7,846,297     519,834     430,103      709,157
                 -------------  ----------  ----------  -----------
                     1,022,796     316,924     262,753      218,527
                 -------------  ----------  ----------  -----------
                     6,823,501     202,910     167,350      490,630
                 -------------  ----------  ----------  -----------
                         5,574      21,075       4,552        2,136
                 -------------  ----------  ----------  -----------
                    (5,275,475)   (122,563)     36,421    2,147,950
                 -------------  ----------  ----------  -----------
                    68,713,214     951,674     360,969     (621,368)
                           (34)    115,970     (24,707)    (628,834)
                 -------------  ----------  ----------  -----------
                    68,713,180   1,067,644     336,262   (1,250,202)
                 -------------  ----------  ----------  -----------
                  (107,281,729)    199,695     893,153     (860,425)
                      --           (27,409)       (358)    (148,207)
                 -------------  ----------  ----------  -----------
                  (107,281,729)    172,286     892,795   (1,008,632)
                 -------------  ----------  ----------  -----------
                   (38,568,549)  1,239,930   1,229,057   (2,258,834)
                 -------------  ----------  ----------  -----------
                 $ (43,844,024) $1,117,367  $1,265,478  $  (110,884)
                 =============  ==========  ==========  ===========
                 $     --       $    9,960  $    8,227  $     3,490

 STATEMENTS OF CHANGES IN NET ASSETS


                          International Equity Fund     Emerging Markets Fund
                          --------------------------  --------------------------
                           Year ended    Year ended    Year ended    Year ended
                          December 31,  December 31,  December 31,  December 31,
                              1996          1995          1996          1995
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM:
OPERATIONS:
Net investment income
 (loss).................  $   (296,545) $   (194,558) $   (483,192) $   (364,534)
Net realized gain (loss)
 on investment and
 foreign currency
 transactions...........     3,101,203     1,067,050     2,174,025    (7,515,905)
Net change in unrealized
 appreciation
 (depreciation) on
 investments, forward
 currency contracts,
 foreign currency, and
 other assets...........       373,048     2,278,456     6,645,009     1,472,582
                          ------------  ------------  ------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations........     3,177,706     3,150,948     8,335,842    (6,407,857)
                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income.................      (243,517)      --            --            --
In excess of net
 investment income......      (203,336)      --           (247,279)      --
From net realized
 capital gains..........    (2,610,505)      (23,679)      --            (53,799)
                          ------------  ------------  ------------  ------------
 Total distributions to
  shareholders..........    (3,057,358)      (23,679)     (247,279)      (53,799)
                          ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS
 (NOTE 6):
Proceeds from shares
 sold...................    12,422,506     9,996,843    59,140,053    72,812,483
Assets acquired from
 Govett Developing
 Markets Bond Fund (Note
 10)....................       --            --            --            --
Net asset value of
 shares issued on
 reinvestment of
 distributions..........     2,867,255        22,100       225,216        49,891
Cost of shares
 repurchased............   (18,134,855)  (16,895,695)  (86,526,905)  (67,325,397)
                          ------------  ------------  ------------  ------------
Net increase (decrease)
 in net assets resulting
 from fund share
 transactions...........    (2,845,094)   (6,876,752)  (27,161,636)    5,536,977
                          ------------  ------------  ------------  ------------
Total change in net
 assets.................    (2,724,746)   (3,749,483)  (19,073,073)     (924,679)
NET ASSETS:
 Beginning of period....    28,546,451    32,295,934    75,886,917    76,811,596
                          ------------  ------------  ------------  ------------
 End of period*.........  $ 25,821,705  $ 28,546,451  $ 56,813,844  $ 75,886,917
                          ============  ============  ============  ============
* Including
  undistributed net
  investment income
  (loss) of.............  $   (203,336) $    131,541  $    --       $    (25,349)

See accompanying notes to the financial statements.

   Smaller Companies Fund         Pacific Strategy Fund        Latin America Fund          Global Income Fund
 ------------------------------ --------------------------  --------------------------  --------------------------
  Year ended      Year ended     Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
 December 31,    December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     1996            1995           1996          1995          1996          1995          1996          1995
 -------------   -------------  ------------  ------------  ------------  ------------  ------------  ------------
 $  (5,275,475)  $  (5,240,921) $   (122,563) $    (80,187) $    36,421   $       217   $  2,147,950  $  3,379,018
    68,713,180      50,116,140     1,067,644    (1,798,840)     336,262    (2,011,812)    (1,250,202)    1,425,417
  (107,281,729)    101,603,021       172,286     1,464,299      892,795       938,382     (1,008,632)    1,200,564
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
   (43,844,024)    146,478,240     1,117,367      (414,728)   1,265,478    (1,073,213)      (110,884)    6,004,999
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
      --              --             (60,408)      --           (33,214)       --         (2,321,770)   (3,379,018)
      --              --             (26,241)      --            --            --            (80,433)      (43,384)
   (53,056,746)    (35,821,751)      --            --            --            --            --            --
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
   (53,056,746)    (35,821,751)      (86,649)      --           (33,214)       --         (2,402,203)   (3,422,402)
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
    544,700,488    617,309,409     7,544,424    11,102,393    5,984,647     6,916,699      1,837,136     4,442,943
      --              --             --            --            --            --            --            903,675
    50,005,460      32,731,146        70,554       --            31,901        --          1,359,521     2,072,302
  (756,060,744)   (319,579,803)  (16,918,134)  (12,046,042)  (7,804,895)   (8,123,019)   (21,510,409)  (20,512,230)
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
  (161,354,796)    330,460,752    (9,303,156)     (943,649)  (1,788,347)   (1,206,320)   (18,313,752)  (13,093,310)
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
  (258,255,566)    441,117,241    (8,272,438)   (1,358,377)    (556,083)   (2,279,533)   (20,826,839)  (10,510,713)
   517,990,367      76,873,126    12,490,769    13,849,146    4,816,644     7,096,177     41,180,620    51,691,333
 -------------   -------------  ------------  ------------  -----------   -----------   ------------  ------------
 $ 259,734,801   $ 517,990,367  $  4,218,331  $ 12,490,769  $ 4,260,561   $ 4,816,644   $ 20,353,781  $ 41,180,620
 =============   =============  ============  ============  ===========   ===========   ============  ============
 $       --      $       --     $    (26,241) $     14,325  $      --     $      --     $    (80,433) $   (355,342)

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period:

                                             International Equity Fund
                          ----------------------------------------------------------------
                           Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                          December 31, December 31, December 31, December 31, December 31,
                              1996         1995         1994         1993       1992(a)
                          ------------ ------------ ------------ ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 11.27      $ 10.16      $ 13.23      $  9.31       $10.00
                            -------      -------      -------      -------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).................      (0.11)+      (0.08)+      (0.12)+      (0.03)       (0.01)
Net realized and
 unrealized gain (loss)
 on investments.........       1.45         1.20        (0.94)        5.01        (0.52)
                            -------      -------      -------      -------       ------
 Total from investment
  operations............       1.34         1.12        (1.06)        4.98        (0.53)
                            -------      -------      -------      -------       ------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income.................      (0.11)        --           --           --          (0.04)
In excess of net
 investment income......      (0.09)        --           --           --           --
From net realized gain..      (1.22)       (0.01)       (2.01)       (1.06)       (0.12)
In excess of net
 realized capital gain..       --           --           --           --           --
                            -------      -------      -------      -------       ------
 Total distributions....      (1.42)       (0.01)       (2.01)       (1.06)       (0.16)
                            -------      -------      -------      -------       ------
Net asset value, end of
 period.................    $ 11.19      $ 11.27      $ 10.16      $ 13.23       $ 9.31
                            =======      =======      =======      =======       ======
TOTAL RETURN**..........      12.03 %      11.01 %      (8.44)%      54.50 %      (5.32)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........    $25,822      $28,546      $32,296      $44,610       $1,328
Net expenses to average
 daily net assets
 (Note A)...............       2.39 %       2.50 %       2.50 %       2.50 %       2.50 %*
Net investment Income
 (loss) to average daily
 net assets.............      (1.06)%      (0.64)%      (0.98)%      (0.79)%      (0.10)%*
Portfolio turnover
 rate...................         84 %        101 %        155 %        151 %        140 %
Average commission
 rate++.................    $0.0158          N/A          N/A          N/A          N/A
-------------------------------
Note A: John Govett & Co. Limited waived a portion of its management fees and
        Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the years ended
        December 31, 1995 and 1996, John Govett & Co. Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:
   Expenses.............       3.09 %       2.75 %       2.74 %       2.65 %      13.85 %*

(a) Commencement of Operations was January 7, 1992.
(b) Commencement of Operations was January 1, 1993.
(c) Commencement of Operations was January 1, 1994.
(d) Commencement of Operations was March 7, 1994.
*   Annualized
**  Total return calculations exclude front end sales load.
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. Based on markets in which the fund trades, the commission rate per share may appear lower or higher in relation to a domestic fund.

See accompanying notes to the financial statements.

                     Emerging Markets Fund                                      Smaller Companies Fund
----------------------------------------------------------------- ---------------------------------------------------
 Year Ended    Year Ended   Year Ended   Year Ended  Period Ended  Year Ended   Year Ended   Year Ended   Year Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    1996          1995         1994         1993       1992(a)        1996         1995         1994       1993(b)
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 12.24       $ 13.29      $ 17.70      $ 10.72       $10.00      $  29.96     $  19.06     $ 15.85      $ 10.00
  -------       -------      -------      -------       ------      --------     --------     -------      -------
    (0.13)+       (0.06)+      (0.11)+      (0.05)       (0.03)        (0.44)+      (0.30)+     (0.10)+      (0.06)
     1.61         (0.98)       (1.93)        8.36         0.75         (2.84)       13.32        4.47         5.91
  -------       -------      -------      -------       ------      --------     --------     -------      -------
     1.48         (1.04)       (2.04)        8.31         0.72         (3.28)       13.02        4.37         5.85
  -------       -------      -------      -------       ------      --------     --------     -------      -------
     --            --           --           --           --           --           --           --           --
    (0.06)         --           --           --           --           --           --           --           --
     --           (0.01)       (2.33)       (1.33)        --           (4.85)       (2.12)      (1.16)        --
     --            --          (0.04)        --           --           --           --           --           --
  -------       -------      -------      -------       ------      --------     --------     -------      -------
    (0.06)        (0.01)       (2.37)       (1.33)        --           (4.85)       (2.12)      (1.16)        --
  -------       -------      -------      -------       ------      --------     --------     -------      -------
  $ 13.66       $ 12.24      $ 13.29      $ 17.70       $10.72      $  21.83     $  29.96     $ 19.06      $ 15.85
  =======       =======      =======      =======       ======      ========     ========     =======      =======
    12.08 %       (7.92)%     (12.65)%      79.73 %       7.20 %      (10.87)%      69.08 %     28.74 %      58.50 %
  $56,814       $75,887      $76,812      $71,422       $5,625      $259,735     $517,990     $76,873      $39,681
     2.38 %        2.50 %       2.50 %       2.50 %       2.50 %*       1.81 %       1.95 %      1.95 %       1.95 %
    (0.62)%       (0.49)%      (0.77)%      (0.88)%      (0.49)%*      (1.40)%      (1.64)%     (1.13)%      (0.93)%
      122 %         115 %        140 %        143 %        182 %         406 %        280 %       519 %        483 %
  $0.0011           N/A          N/A          N/A          N/A      $ 0.0581          N/A         N/A          N/A
     2.62 %        2.78 %       2.65 %       2.52 %       7.52 %*       2.08 %       2.12 %      2.40 %       2.44 %

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period:

                                                 Pacific Strategy Fund
                                         --------------------------------------
                                          Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31,
                                             1996         1995       1994(c)
                                         ------------ ------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $  8.53      $  8.79      $ 10.00
                                           -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........      (0.26)+      (0.05)+      (0.18)+
Net realized and unrealized gain (loss)
 on investments........................       1.05        (0.21)       (1.03)
                                           -------      -------      -------
 Total from investment operations......       0.79        (0.26)       (1.21)
                                           -------      -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (0.12)        --           --
In excess of net investment income.....      (0.05)        --           --
From net realized gain.................       --           --           --
In excess of net realized capital
 gain..................................       --           --           --
Tax return of capital..................       --           --           --
                                           -------      -------      -------
 Total distributions...................      (0.17)        --           --
                                           -------      -------      -------
Net asset value, end of period.........    $  9.15      $  8.53      $  8.79
                                           =======      =======      =======
TOTAL RETURN**.........................       9.32 %      (2.96)%     (12.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)......    $ 4,218      $12,491      $13,849
Net expenses to average daily net
 assets (Note A).......................       2.50 %       2.50 %       2.50 %
Net investment Income (loss) to average
 daily net assets......................      (1.51)%      (0.67)%      (1.33)%
Portfolio turnover rate................        170 %        163 %        213 %
Average commission rate++..............    $0.0102          N/A          N/A
-------------------------------------------------------------------------------
Note A: John Govett & Co. Limited waived a portion of its management fees and
        Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the years ended
        December 31, 1995 and 1996, John Govett & Co. Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:
   Expenses............................       6.66 %       3.62 %       2.66 %

(a) Commencement of Operations was January 7, 1992.
(b) Commencement of Operations was January 1, 1993.
(c) Commencement of Operations was January 1, 1994.
(d) Commencement of Operations was March 7, 1994.
*   Annualized
**  Total return calculations exclude front end sales load.
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged. Based on markets in which the fund trades, the commission rate per share may appear lower or higher in relation to a domestic fund.

See accompanying notes to the financial statements.

          Latin America Fund                                    Global Income Fund
---------------------------------------  ----------------------------------------------------------------
 Year Ended    Year Ended  Period Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
December 31,  December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    1996          1995       1994(d)         1996         1995         1994         1993       1992(a)
------------  ------------ ------------  ------------ ------------ ------------ ------------ ------------
  $  6.44       $  7.89      $ 10.00       $  8.97      $  8.48      $ 10.16      $  9.77      $ 10.00
  -------       -------      -------       -------      -------      -------      -------      -------

     0.07+        (0.01)+      (0.09)+        0.57+        0.63+        0.76+        0.99         0.80
     1.52         (1.44)       (1.53)        (0.54)        0.53        (1.67)        0.66         0.06
  -------       -------      -------       -------      -------      -------      -------      -------
     1.59         (1.45)       (1.62)         0.03         1.16        (0.91)        1.65         0.86
  -------       -------      -------       -------      -------      -------      -------      -------

    (0.06)         --           --           (0.66)       (0.63)       (0.24)       (0.95)       (0.78)
     --            --           --           (0.02)       (0.04)        --           --           --
     --            --          (0.27)         --           --           --          (0.31)       (0.31)
     --            --          (0.22)         --           --           --           --           --
     --            --           --            --           --          (0.53)        --           --
  -------       -------      -------       -------      -------      -------      -------      -------
    (0.06)         --          (0.49)        (0.68)       (0.67)       (0.77)       (1.26)       (1.09)
  -------       -------      -------       -------      -------      -------      -------      -------
  $  7.97       $  6.44      $  7.89       $  8.32      $  8.97      $  8.48      $ 10.16      $  9.77
  =======       =======      =======       =======      =======      =======      =======      =======
    24.10 %      (18.38)%     (16.94)%        0.33 %      14.11 %      (9.16)%      17.64 %       8.95 %

  $ 4,261       $ 4,817      $ 7,096       $20,354      $41,181      $51,691      $82,000      $34,084
     2.50 %        2.50 %       2.50 %*       1.64 %       1.75 %       1.75 %       1.72 %       1.75 %*
     0.54 %        0.00 %      (1.06)%*       7.17 %       7.45 %       8.30 %       9.66 %       9.75 %*
      150 %         127 %        185 %         236 %        249 %        701 %        328 %        378 %
  $0.0005           N/A          N/A           N/A          N/A          N/A          N/A          N/A


     6.49 %        5.66 %       3.35 %*       2.38 %       1.93 %       1.95 %       1.72 %       3.17 %*

 NOTES TO FINANCIAL STATEMENTS

Note 1-Significant Accounting Policies
The Govett Funds, Inc. (the "Company") was established as a Maryland corpora-tion on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of six se-ries (individually a "Fund", and together the "Funds"), which are registered with the Securities and Exchange Commission ("SEC") under the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund and Govett Pacific Strategy Fund are all diversified, open-end management investment com-panies. Govett Latin America Fund and Govett Global Income Fund are both non-diversified, open-end management investment companies. Each of the Funds has authorized the issuance of Class A, Class B and Class C shares, each with its own sales charge structure. As of December 31, 1996, only Class A shares were available to the public and Class B and Class C shares were inactive.

Govett International Equity Fund seeks long-term capital appreciation by in-vesting primarily in equity securities of companies located throughout the world. Govett Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging mar-kets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Pacific Strategy Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in the Pacific Rim. Govett Latin Amer-ica Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of companies located in Latin America. Govett Global In-come Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION--Portfolio securities listed or traded on domestic or for-eign securities exchanges are valued at the last quoted sales price. Securi-ties listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are valued based on prices for se-curities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as John Govett & Co. Limited (the "Manager") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value, determined in good faith, as authorized by the Company's Board of Directors.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transac-tions. Under the terms of a typical repurchase agreement, the Fund takes pos-session of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding peri-od. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collat-eral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may experience a loss if the Fund is delayed or pre-vented from exercising its rights to dispose of the collateral securities, in-cluding the risk of a possible decline in the value of the underlying securi-ties during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are main-tained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the for-eign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dol-lars at the prevailing exchange rate on the respective dates of the transac-tions. Net realized gains and losses on foreign currency transactions repre-sent net gains and losses from sales and maturities of forward currency con-tracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the dif-ference between the amount of net investment income accrued and the U.S. dol-lar amount actually received. The effect of changes in foreign currency ex-change rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securi-ties, but are included with the net realized and unrealized gain or loss on investment transactions.

FORWARD CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A for-ward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward cur-rency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Manager may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by en-tering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

OPTIONS--The Smaller Companies Fund may purchase option contracts to manage its exposure to general market conditions. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price.

The maximum exposure to loss for any purchase option is limited to the premium initially paid for the option. Risks may arise if counterparties do not per-form under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded op-tions have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market condi-tions.

SECURITY FORWARD PURCHASE COMMITMENTS--The Global Income Fund may enter into security forward purchase commitments ("forward commitments"). Forward commit-ments are securities purchased for delivery beyond the normal settlement date at a stated price or yield, and no income accrues to the Fund on such securi-ties prior to delivery. Forward commitments are marked-to-market on a daily basis. The change in value is recorded by the Fund as an unrealized gain or loss. When the Fund enters into a forward commitment transaction, it estab-lishes a segregated account in which it maintains high quality liquid debt se-curities in an amount at least equal in value to the

Fund's commitment to purchase such security. It is the Fund's intention to sell securities purchased on a forward commitment basis prior to settlement date. The Fund may experience a loss if a counterparty does not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis.

TAXES--The Funds intend to continue to qualify as regulated investment compa-nies under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the policy of the Funds to distribute all of their taxable income, includ-ing any net realized gain on investments, to shareholders within the pre-scribed time periods. Therefore, no provision for income or excise tax is nec-essary. At December 31, 1996, the following Funds had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                       Expiration Date December 31,
                                     --------------------------------
                                        2002       2003       2004      Total
                                     ---------- ---------- ---------- ----------
Emerging Markets.................... $    --    $5,125,000 $    --    $5,125,000
Pacific Strategy....................      --     1,964,000      --     1,964,000
Latin America.......................      --     1,791,000      --     1,791,000
Global Income.......................  2,210,000      --     1,583,000  3,793,000

DISTRIBUTIONS TO SHAREHOLDERS--The International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund and Latin America Fund in-tend to declare and pay distributions from net investment income and net real-ized capital gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized capital gains, if any, annually.

Income and capital gains distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for for-eign currency transactions, post-October losses, option and forward transac-tions, currency contracts, organization costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies. Earnings and profits distributed to shareholders upon redemption of shares was used as a part of the dividends paid deduction for tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net invest-ment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax dif-ferences which will reverse in a subsequent period.

For the year ended December 31, 1996, the Funds reclassified the following amounts:

                                                         Accumulated
                                        Undistributed        Net
                                        Net Investment    Realized        Paid-in
                                        Income (Loss)    Gain (Loss)      Capital
                                        --------------   -----------    -----------
International Equity Fund..............  $  408,521     $   (396,079)   $   (12,442)
Emerging Markets Fund..................     755,820          175,178       (930,998)
Smaller Companies Fund.................   5,275,475      (44,689,861)    39,414,386
Pacific Strategy Fund..................     168,646         (152,841)       (15,805)
Latin America Fund.....................      (3,207)          24,707        (21,500)
Global Income Fund.....................     529,162           51,172       (580,334)

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differ-ences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distri-butions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt secu-rities is amortized on a straight-line basis. Withholding taxes on foreign in-terest and dividend income have been withheld in accordance with the applica-ble country's tax treaty with the U.S.

ORGANIZATION EXPENSES--Organization expenses are amortized on a straight line basis over a period of 60 months from commencement of operations of each Fund. In the event that any of the initial shares purchased by the Manager or its affiliated companies are redeemed during the amortization period by any holder thereof, the Funds will be reimbursed for any remaining unamortized organiza-tion expenses in the same proportion as the number of initial shares redeemed bears to the total number of initial shares outstanding at the time of redemp-tion.

EXPENSES--A significant portion of the Company's expenses are directly related to individual Funds. Expenses of the Fund not directly attributable to the op-erations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consider-ation, among other things, the nature and type of expense.

OTHER--On June 1, 1996, Chase Global Funds Services, Inc. assumed responsibil-ity for fund accounting and fund administration, succeeding Investors Bank & Trust Company.

Note 2-Management Fees and Affiliated Service Providers
The Manager, pursuant to the terms of an investment management contract, pro-vides all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the daily average net assets of each Fund. The Manager has agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund through December 31, 1996, to the extent that the Funds' annual ordinary oper-ating expenses exceed 2.50%, 2.50%, 1.95%, 2.50%, 2.50%, and 1.75% of its av-
erage daily net assets, respectively.

The Manager has entered into a Subadvisory Agreement with Berkeley Capital Management (the "Subadvisor") whereby the Subadvisor provides day-to-day in-vestment advisory services to the Smaller Companies Fund. Effective February 23, 1996, a new fee arrangement was approved in which the Manager pays the Subadvisor an amount equal to the difference, if any, between the investment advisory and management fees actually received by the Manager, and all revenue actually received by the Manager under an agreement between the Manager and Van Kampen American Capital Distributors, Inc. (the "Distributor"), and 0.10% of the Smaller Companies Fund's average daily net assets. Under the prior agreement the Manager paid the Subadvisor an annual fee of 0.50% of the Smaller Companies Fund's average daily net assets. The Smaller Companies Fund does not compensate the Subadvisor directly for its subadvisory services. In addition, the Manager and Subadvisor agreed neither would be paid any advisory fees in connection with its investment advisory services to the Funds and no such fees were accrued during the interim period between the closing of the sale of the Manager to AIB Asset Management Holdings (formerly John Govett Holdings Limit-ed), a newly-formed, majority-owned subsidiary of Allied Irish Banks plc ("AIB"), on December 29, 1995 and shareholder approval of the agreements on February 23, 1996.

No officer, director or employee of the Manager or its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The compensation of the unaffiliated directors of the Company is borne by the Company.

Note 3-Distribution Agreement/12b-1 Plan
The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay the Distributor a quarterly distribution fee equal to an annual rate of 0.50% (0.35% for the Global Income Fund) of the value of each Fund's average daily net assets, at-tributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares. This is a "compensation plan" that does not provide for continued payments to a distributor upon termination of the distribution agreement.

Note 4-Line Of Credit
Pursuant to an agreement dated December 1, 1995 (as amended July 16, 1996 and November 29, 1996), the Company entered into an agreement with Chase Manhattan Bank ("Chase") under which Chase agreed to provide a committed line of credit to the Funds. During the period ended December 31, 1996, maximum loan amounts under the terms of the agreement could not exceed 15% of each Fund's net asset value at the time of borrowing. Borrowing under the agreement cannot exceed $30,250,000 in the aggregate. Interest on amounts loaned are calculated at the Chase New York Prime Rate plus 0.25% per annum. The Funds also pay to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

As of December 31, 1996, under the agreement with Chase, the International Eq-uity Fund, Emerging Markets Fund and Pacific Strategy Fund had $670,000, $1,200,000 and $440,000 outstanding, respectively.

For the year ended December 31, 1996, the Funds had borrowings from Chase un-der the arrangement as follows. The average daily balance is calculated by to-taling the amount of money advanced and dividing by the number of days the loan was outstanding.

                                    Average     Maximum
                                     Daily    Outstanding    Average    Interest
                                    Balance   Borrowing*  Interest Rate Expense
                                   ---------- ----------- ------------- --------
International Equity.............. $  583,416 $ 1,490,000      8.5%     $18,574
Emerging Markets..................  1,146,667   3,550,000      8.5       43,066
Smaller Companies.................  9,942,857  18,100,000      8.5        5,574
Pacific Strategy..................    300,561   1,000,000      8.5       21,075
Latin America.....................    135,375     235,000      8.5        3,660
Global Income.....................  1,605,000   1,605,000      8.5        2,136

* Includes overdrafts permitted by the Custodian outside the committed line of credit on terms identical to the line of credit.

Note 5-Purchases and Sales of Securities
Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1996, were as follows. Only the Global Income Fund had U.S. Government securities transactions.

                                                    Purchases        Sales
                                                  -------------- --------------
International Equity Fund........................ $   22,983,046 $   28,643,043
                                                  ============== ==============
Emerging Markets Fund............................ $   92,276,262 $  115,399,948
                                                  ============== ==============
Smaller Companies Fund........................... $1,430,433,675 $1,614,468,503
                                                  ============== ==============
Pacific Strategy Fund............................ $   13,610,638 $   22,646,564
                                                  ============== ==============
Latin America Fund............................... $    9,270,997 $   10,462,942
                                                  ============== ==============
Global Income Fund:
 U.S. Government securities...................... $   13,105,297 $   37,587,247
 Other investments...............................     40,771,392     34,301,009
                                                  -------------- --------------
                                                  $   53,876,689 $   71,888,256
                                                  ============== ==============

Note 6-Fund Share Transactions
The Company's Articles of Incorporation permit the Company's Board of Direc-tors to establish separate series (or Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Trans-actions in fund shares for the periods indicated below are as follows:

                           International Equity Fund   Emerging Markets Fund
                           --------------------------  ----------------------
                            Year Ended    Year Ended   Year Ended  Year Ended
                             12/31/96      12/31/95     12/31/96    12/31/95
                           ------------  ------------  ----------  ----------
Shares sold...............    1,045,705       938,909   4,501,935   5,899,218
Shares issued on
 reinvestment of
 distributions............      255,018         2,020      16,595       3,905
Shares repurchased........   (1,525,675)   (1,585,336) (6,561,346) (5,481,043)
                           ------------  ------------  ----------  ----------
Increase (decrease).......     (224,952)     (644,407) (2,042,816)    422,080
Fund shares:
 Beginning of period......    2,532,903     3,177,310   6,202,011   5,779,931
                           ------------  ------------  ----------  ----------
 End of period............    2,307,951     2,532,903   4,159,195   6,202,011
                           ============  ============  ==========  ==========

                             Smaller Companies Fund    Pacific Strategy Fund
                             ------------------------  ----------------------
                             Year Ended   Year Ended   Year Ended  Year Ended
                              12/31/96     12/31/95     12/31/96    12/31/95
                             -----------  -----------  ----------  ----------
Shares sold.................  19,765,798   23,879,944     828,391   1,363,983
Shares issued on
 reinvestment of
 distributions..............   2,227,722    1,157,423       7,841      --
Shares repurchased.......... (27,384,907) (11,779,342) (1,839,546) (1,474,634)
                             -----------  -----------  ----------  ----------
Net increase (decrease).....  (5,391,387)  13,258,025  (1,003,314)   (110,651)
Fund shares:
 Beginning of period........  17,290,821    4,032,796   1,464,387   1,575,038
                             -----------  -----------  ----------  ----------
 End of period..............  11,899,434   17,290,821     461,073   1,464,387
                             ===========  ===========  ==========  ==========

                                 Latin America Fund      Global Income Fund
                                ----------------------  ----------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                 12/31/96    12/31/95    12/31/96    12/31/95
                                ----------  ----------  ----------  ----------
Shares sold....................    802,452   1,078,726     212,508     506,309
Shares issued for acquisition
 of the net assets of the
 Govett Developing Markets Bond
 Fund (see Note 10)............     --          --          --         101,651
Shares issued on reinvestment
 of distributions..............      4,029      --         158,248     235,489
Shares repurchased............. (1,020,006) (1,230,104) (2,515,381) (2,348,046)
                                ----------  ----------  ----------  ----------
Net increase (decrease)........   (213,525)   (151,378) (2,144,625) (1,504,597)
Fund shares:
 Beginning of period...........    748,061     899,439   4,591,940   6,096,537
                                ----------  ----------  ----------  ----------
 End of period.................    534,536     748,061   2,447,315   4,591,940
                                ==========  ==========  ==========  ==========

Note 7-Federal Income Tax Cost
At December 31, 1996, the cost and gross unrealized appreciation and deprecia-tion in value of investments owned by the Funds, as computed on a federal in-come tax basis, were as follows:

                                       International  Emerging      Smaller
                                          Equity       Markets     Companies
                                           Fund         Fund          Fund
                                       ------------- -----------  ------------
Aggregate cost.......................   $22,943,907  $56,275,059  $253,929,440
                                        ===========  ===========  ============
Gross unrealized appreciation........     4,591,188    8,646,501    22,493,390
Gross unrealized depreciation........    (2,063,347)  (6,198,388)  (21,704,875)
                                        -----------  -----------  ------------
Net unrealized appreciation..........   $ 2,527,841  $ 2,448,113  $    788,515
                                        ===========  ===========  ============
                                          Pacific       Latin        Global
                                         Strategy      America       Income
                                           Fund         Fund          Fund
                                       ------------- -----------  ------------
Aggregate cost.......................   $ 4,048,039  $ 3,866,170  $ 20,162,163
                                        ===========  ===========  ============
Gross unrealized appreciation........       486,277      558,226       146,438
Gross unrealized depreciation........      (381,538)    (247,082)     (383,204)
                                        -----------  -----------  ------------
Net unrealized appreciation (depreci-
 ation)..............................   $   104,739  $   311,144  $   (236,766)
                                        ===========  ===========  ============

Note 8-Financial Instruments
The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency exchange contracts and security forward commitments.

The notional or contractual amounts of these instruments represent the invest-ment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all re-lated and offsetting transactions are considered. Security forward commitments involve purchasing or selling securities on a delayed delivery basis, which may be settled on their original terms or closed out with an offsetting trans-action on or before the settlement date.

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. At December 31, 1996 there were no open security forward commitments. The forward foreign currency contracts at December 31, 1996 were as follows:

                      FORWARD FOREIGN CURRENCY CONTRACTS

                                                                     In      Net Unrealized
                       Settle            Contracts to             Exchange    Appreciation
                        Date   Currency Deliver/Receive Currency     For     (Depreciation)
                      -------- -------- --------------- -------- ----------- --------------
International Equity
 Fund
SALES                 01/24/97   JPY      202,900,000     USD      2,000,000   $ 241,829
                      04/11/97   FRF        5,007,000     USD      1,000,000      28,845
                      07/16/97   GBP          666,400     USD      1,000,000    (135,032)
                                                                               ---------
                                                                               $ 135,642
                                                                               =========
Global Income Fund
PURCHASES             02/21/97   USD          366,144     DKK      2,150,000   $    (169)
                      02/21/97   USD        1,679,739     DEM      2,570,000      (3,954)
                      02/21/97   USD        2,815,009     JPY    310,214,000    (116,853)
                      02/21/97   USD        2,332,362     NLG      4,000,000      (9,225)
                      03/07/97   USD        1,300,639     ATS     13,950,000      (7,433)
                      03/07/97   USD          921,250     GBP        550,000      19,420
SALES                 01/21/97   NLG        4,000,000     USD      2,324,906       6,253
                      02/21/97   JPY       44,214,000     USD        397,894      13,333
                      02/28/97   GBP          550,000     USD        890,450     (50,445)
                      03/05/97   ATS       13,950,000     USD      1,323,090      30,038
                      04/18/97   DEM        2,570,000     USD      1,667,207     (14,950)
                      04/18/97   DKK        2,150,000     USD        363,852      (3,216)
                                                                               ---------
                                                                               $(137,201)
                                                                               =========

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

ATS--Austrian Schilling    FRF--French Franc          NLG--Netherland Guilder
DEM--German Mark           GBP--British Pound         USD--United States
DKK--Danish Krone          JPY--Japanese Yen          Dollar

Note 9-Portfolio Investment Risks
These risks and considerations may involve adverse political and economic de-velopments and the possible imposition or currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities.

Note 10-Reorganization
On June 29, 1995, the Govett Global Income Fund completed the acquisition of the net assets of the Govett Developing Markets Bond Fund, pursuant to a plan of reorganization approved by the Developing Markets Bond Fund's shareholders on June 14, 1995. Shareholders of the Developing Markets Bond Fund received
0.6412 Class A shares of the Global Income Fund in exchange for one
Class A share of the Developing Markets Bond Fund. Before the merger, the Developing Markets

Bond Fund had total net assets of $903,911 and the Global Income Fund had total net assets of $45,106,892. Following the merger, the Global Income Fund's total net assets were $46,010,863. After completion of this reorganization the operations of the Developing Markets Bond Fund were terminated. This transaction was taxable to the shareholders of the Developing Markets Bond Fund.

Note 11-Subsequent Events

On January 8, 1997 the Board of Directors announced their intention to terminate the subadvisory agreement for the Govett Smaller Companies Fund, between the Manager and the subadvisor, Berkeley Capital Management. Effective January 9, 1997, John Govett assumed responsibility for day-to-day management of this Fund.

Effective March 31, 1997, Van Kampen American Capital will no longer serve as principal underwriter for the Funds. FPS Broker Services will become statutory principal underwriter.


 FEDERAL INCOME TAX INFORMATION (UNAUDITED)

 Govett International Equity Fund and Govett Smaller Companies Fund hereby designate $1,075,286 and $11,845,386, respectively as a long-term capital gain dividend for the purpose of the dividend paid deduction on each Funds' Federal income tax return.

 For the year ended December 31, 1996, 0.15% of dividends for the Govett Smaller Companies Fund qualified for the dividends received deduction for corporate shareholders.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE GOVETT FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett Pacific Strategy Fund, Govett Latin America Fund, and Govett Global Income Fund (constituting The Govett Funds, Inc., hereafter referred to as the "Funds") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 21, 1997

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                                       67

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                                       68

THE GOVETT FUNDS, INC.

BOARD OF DIRECTORS

Patrick Cunneen, Chairman

Elliott Atamian

Sir Victor Garland

James Oates

Frank Terzolo

OFFICERS

Brian Lee
President

Colin Kreidewolf
Vice President and Treasurer

Alice L. Schulman
Vice President and Corporate Secretary

Andrew J. Barnett
Vice President

Peter Moffatt
Vice President